                                                                                                      Exhibit 10.38

                                                                                                      EXECUTION COPY

                                            FISCAL AGENCY AGREEMENT

                                                    between

                                         PHOENIX LIFE INSURANCE COMPANY
                                                     Issuer

                                                      and

                                              THE BANK OF NEW YORK

                                                  Fiscal Agent

                                         Dated as of December 15, 2004

                                                  $175,000,000

                          7.15% Surplus Notes scheduled to mature on December 15, 2034

                                               TABLE OF CONTENTS

                                                       i

EXHIBIT B-1       FORM OF PERMANENT REGULATION S GLOBAL SECURITY..........................................B-1-1

EXHIBIT B-2       FORM OF TEMPORARY REGULATION S GLOBAL SECURITY..........................................B-2-1

EXHIBIT C         FORM OF DEFINITIVE SECURITY...............................................................C-1

EXHIBIT D         FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER OF RESTRICTED SECURITY..............D-1

                                                       ii

                  FISCAL AGENCY AGREEMENT, dated as of December 15, 2004 (this "Agreement"), between PHOENIX
LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of the State of New York (the
"Issuer"), having its principal office at One American Row, Hartford, Connecticut 06102, and THE BANK OF NEW
YORK, a New York banking corporation, as Fiscal Agent (together with any successor Fiscal Agent hereunder, the
"Fiscal Agent"). The Exhibits attached hereto shall be deemed to be a part of this Agreement.

                  1.    The Securities.

                  (a)   General. This Agreement is made in respect of $175,000,000 principal amount of 7.15%
Surplus Notes scheduled to mature on December 15, 2034 (the "Notes" or the "Securities"). Claims based upon the
Securities will rank below all Indebtedness, Policy Claims and Other Creditor Claims (each as hereinafter defined), in accordance with Section 7435 of the New York Insurance Law (together with any successor provision, and as may be hereafter amended from time to time, "Section 7435"). The payment by the Issuer of principal of, interest on or Redemption Amount (as defined in Paragraph 4 of the Securities) with respect to the Securities shall be conditioned upon the payment restrictions set forth in Paragraphs 5 and 11 of the Securities (the
"Payment Restrictions"). The Notes are scheduled to mature on December 15, 2034 (such date, the "Scheduled
Maturity Date"). Any reference herein to the term "Scheduled Maturity Date" or other date for the payment of principal of the Notes shall include the date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer.

                  (b)   Forms of Securities. The Securities are being offered and sold by the Issuer pursuant to a Purchase Agreement, dated December 10, 2004 (as it may be amended, the "Purchase Agreement"), between the
Issuer and the Purchasers named therein (the "Purchasers").

                  (i)   Securities offered and sold in reliance on Rule 144A ("Rule 144A") under the
Securities Act of 1933, as amended (the "Act") pursuant to the Purchase Agreement shall be issued in the form of one or more global notes (the "Rule 144A Global Securities") in definitive, fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with such applicable legends as are provided for in Exhibit A.

                  (ii)  Securities offered and sold in reliance on Regulation S under the Act ("Regulation S")
pursuant to the Purchase Agreement shall be issued initially in the form of one or more temporary global notes in definitive, fully registered form without interest coupons, substantially in the form of Exhibit B-2 hereto, with such applicable legends as are provided for in Exhibit B-2 (the "Temporary Regulation S Global
Securities"). Each of the Temporary Regulation S Global Securities shall be exchangeable under the conditions set forth in Section 5(e) below for one or more permanent global notes in registered form without interest coupons, substantially in the form of Exhibit B-1 hereto, with such applicable legends as are provided for in
Exhibit B-1 (the "Permanent Regulation S Global Securities" and, together with the Temporary Regulation S
Global Securities and the Rule 144A Global Securities, the "Global Securities").

                                                       1

                  (iii) Securities (other than Global Securities) offered and sold pursuant to the Purchase
Agreement to institutional investors that are "accredited investors," within the meaning of Rule 501(a)(1),
(2), (3) or (7), or, if the equity owners thereof all meet one or more of the foregoing criteria, Rule
501(a)(8), under the Act ("Accredited Investors") and Global Securities which are hereinafter exchanged in whole or in part for Notes in definitive form pursuant to Section 5(a) shall be issued in definitive, fully registered form without interest coupons, substantially in the form of Exhibit C attached hereto, with such applicable legends as are provided for in Exhibit C ("Definitive Securities"). Upon transfer of any Definitive
Security, registration of such transfer shall be effected in accordance with Section 6 hereof.

                  The aggregate principal amount of each Global Security may from time to time be increased or decreased by adjustments made on the records of the Fiscal Agent, as custodian for the Depositary, as provided in Section 5(b). Each Global Security and each Definitive Security shall be executed manually or by facsimile on behalf of the Issuer by any two of its Chairman of the Board, President, Chief Financial Officer, Executive
Vice Presidents, Senior Vice Presidents and Secretary (the "Authorized Officers"), notwithstanding that such officers, or any of them, shall have ceased, for any reason, to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of any such Security. The Securities also may have such (i) additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Agreement and (ii) letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with this Agreement, any law or with any rules made pursuant thereto or with the rules of any securities exchange, insurance regulatory or other governmental agency or depositary therefor or as may, consistently herewith, be determined by the Authorized
Officers executing such Securities, as conclusively evidenced by their proper execution of such Securities.

                  (c)   Book-Entry Provisions. This Section 1(c) shall apply to all Global Securities.

                  Each Global Security shall be registered in the name of a nominee of The Depository Trust
Company (the "Depositary") and deposited with the Fiscal Agent, at its New York office, as custodian for the
Depositary, duly executed by the Issuer and authenticated by the Fiscal Agent as hereinafter provided and shall bear legends substantially to the following effect:

                  "Unless this Security is presented by an authorized representative of The
                  Depositary Trust Company ("DTC") to the Issuer or its agent for registration of transfer, exchange or payment, and any Security issued in exchange for this
                  Security or any portion hereof is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
                  VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS
                  WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

                                                 2

                  "This Security is a Global Security within the meaning of the Fiscal Agency
                  Agreement referred to hereinafter. This Global Security may not be exchanged, in whole or in part, for a Security registered in the name of any person other than
                  DTC or a nominee thereof, except in the limited circumstances set forth in Section
                  5 of the Fiscal Agency Agreement, and may not be transferred, in whole or in part, except in accordance with the restrictions set forth in Section 6(c) of the Fiscal
                  Agency Agreement."

                  Neither any members of, or participants in, the Depositary ("Agent Members") nor any other persons on whose behalf Agent Members may act shall have any rights under this Fiscal Agency Agreement with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Issuer, the
Fiscal Agent and any agent of the Issuer or the Fiscal Agent as the absolute owner and holder of such Global
Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Fiscal Agent or any agent of the Issuer or the Fiscal Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such persons governing the exercise of the rights of a holder of any Security.

                  (d)   Denominations. The Securities and beneficial interests in Securities shall be issuable:
(i) in the case of Securities offered and sold to the Initial Purchasers and subsequently transferred in reliance on Rule 144A, in minimum denominations of $10,000 and any amount in excess thereof that is an integral multiple of $1,000; (ii) in the case of Securities offered and sold to the Initial Purchasers and subsequently transferred in reliance on Regulation S, in minimum denominations of $10,000 and any amount in excess thereof that is an integral multiple of $1,000; and (iii) in the case of Securities offered and sold to the Initial
Purchasers and subsequently transferred to Accredited Investors, in minimum denominations of $100,000 and any amount in excess thereof that is an integral multiple of $1,000.

                  2.    Fiscal Agent; Other Agents.

                  The Issuer hereby appoints The Bank of New York, acting through its corporate trust office at
101 Barclay Street, Floor 8 West, New York, New York 10286 (the "Corporate Trust Office"), as fiscal agent of the Issuer in respect of the Securities upon the terms and subject to the conditions herein set forth, and The
Bank of New York hereby accepts such appointment. The Bank of New York, and any successor or successors as such fiscal agent qualified and appointed in accordance with Section 10 hereof, are herein called the "Fiscal
Agent." The Fiscal Agent shall have the powers and authority granted to and conferred upon it in the Securities and hereby and such further powers and authority to act on behalf of the Issuer as may be mutually agreed upon by the Issuer and the Fiscal Agent. The Fiscal Agent shall keep a copy of this Agreement available for inspection during normal business hours at its Corporate Trust Office. The Fiscal Agent or any Paying Agent (as
defined below) shall also act as Transfer Agent (as defined below). All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof.

                                                       3

                  The Issuer may, at its discretion, appoint one or more agents (a "Paying Agent" or "Paying
Agents") for the payment, to the extent permitted under the Payment Restrictions, of the principal of, interest on and Redemption Amount with respect to the Securities, and one or more agents (a "Transfer Agent" or
"Transfer Agents") for the transfer and exchange of Securities, at such place or places as the Issuer may determine; provided, however, that the Issuer shall at all times maintain a Paying Agent and Transfer Agent in the Borough of Manhattan, The City of New York (which Paying Agent and Transfer Agent may be the Fiscal Agent).
The Issuer hereby initially appoints the Fiscal Agent at its Corporate Trust Office as principal Paying Agent,
Transfer Agent and authenticating agent, and the Fiscal Agent hereby accepts such appointments. Each Transfer
Agent shall act as a security registrar and there shall be kept at the office of each Transfer Agent a register in which, subject to such reasonable regulations as the Issuer may prescribe and as shall be reasonably satisfactory to such Transfer Agent, the Issuer shall provide for the registration of Securities and the registration of transfers of Securities. The Issuer shall promptly notify the Fiscal Agent of the name and address of any other Paying Agent or Transfer Agent appointed by it and of the country or countries in which such Paying Agent or Transfer Agent may act in that capacity, and will notify the Fiscal Agent of the resignation or termination of any such Paying Agent or Transfer Agent. Subject to the provisions of Section
10(c) hereof, the Issuer may vary or terminate the appointment of any such Paying Agent or Transfer Agent at any time and from time to time upon giving not less than 90 days' notice to such Paying Agent or Transfer
Agent, as the case may be, and to the Fiscal Agent. The Issuer shall cause notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent will act to be provided to holders of Securities.

                  3.    Authentication.

                  The Fiscal Agent is authorized, upon receipt of Securities duly executed on behalf of the
Issuer for the purposes of the original issuance of Securities, to authenticate said Securities in an aggregate principal amount not in excess of $175,000,000 and deliver said Securities in accordance with the written order or orders of the Issuer signed on its behalf by an Authorized Officer, and thereafter the Fiscal Agent is authorized to authenticate and make available for delivery Securities in accordance with the provisions therein and hereinafter set forth.

                  The Fiscal Agent shall have the right to decline to authenticate and make available for delivery any Securities under this Section if the Fiscal Agent, being advised by counsel, determines that such action may not lawfully be taken or if the Fiscal Agent in good faith shall determine that such action would expose the Fiscal Agent to personal liability to existing Holders.

                  The Fiscal Agent may, with the written consent of the Issuer, appoint by an instrument or instruments in writing one or more agents (which may include itself) for the authentication of the Securities and, with such consent, vary or terminate any such appointment upon written notice and approve any change in the office through which any authenticating agent acts. The Issuer (by written notice to the Fiscal Agent and the authenticating agent whose appointment is to be terminated) may also terminate any such appointment at any time. The Fiscal Agent hereby agrees to obtain written acceptances from the entities concerned (in form and substance satisfactory to the Issuer) of such appointments. In its acceptance of such

                                                       4

appointment, each such agent shall agree to act as an authenticating agent pursuant to the terms and conditions of this Agreement.

                  4.    Payment and Cancellation.

                  (a)   Payment. For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the
Issuer, subject to the Payment Restrictions, shall provide to the Fiscal Agent, in immediately available funds on or prior to 10:00 a.m., New York time, on each date on which a payment of principal of, interest on or
Redemption Amount with respect to the Securities shall be payable, as set forth in the text of the Securities, such amount, in U.S. dollars, as is necessary (along with any amounts in immediately available funds previously provided to and then held by the Fiscal Agent and available for the purpose) to make such payment, and the
Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of, interest on and Redemption Amount with respect to the Securities (as the case may
be) in the manner, at the times and for the purposes set forth herein and in the text of said Securities;
provided, that (1) any permitted payment of interest on the Securities may be made by check mailed to the persons (the "registered owners") in whose names such Securities are registered on the register maintained pursuant to Section 6 hereof at the close of business on the record dates designated in the text of the
Securities and (2) the Issuer will not provide any such funds to the Fiscal Agent prior to such time as the relevant payment of principal, interest or Redemption Amount is approved by the Superintendent of Insurance of the State of New York (the "Superintendent"). Principal of and Redemption Amount with respect to the Securities shall be payable against surrender thereof at the corporate trust office of the Fiscal Agent and at the offices of such other paying agents as the Issuer shall have appointed pursuant to this Agreement. Any permitted payment of principal of, interest on or Redemption Amount with respect to the Securities may be made by check.
Notwithstanding the foregoing, permitted payments of principal of, interest on or Redemption Amount with respect to the Securities shall be made, in the case of a registered owner of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank in the
United States as specified in the text of the Securities if such registered owner so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion)
prior to the date on which such payments are scheduled to be made, of such election and of the account to which payment is to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such
Securities payable to such holder. The Issuer shall pay any reasonable administrative costs in connection with making any such payments. The Fiscal Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of Section 2 hereof for the payment, subject to the Payment
Restrictions, from funds so paid by the Issuer of the principal of, interest on and Redemption Amount with respect to the Securities in the manner, at the times and for the purposes set forth herein and in the text of said Securities. Notwithstanding the foregoing, the Issuer may provide directly to a Paying Agent funds for the payment, subject to the Payment Restrictions, of the principal thereof, interest payable thereon and Redemption
Amount with respect thereto under an agreement with respect to such funds containing substantially the same terms and conditions set forth in this Section 4(a) and in Section 9(b) hereof; and the Fiscal Agent shall have no responsibility with respect to any funds so provided by the Issuer to any such Paying Agent.

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                  Payments of principal of, interest on and Redemption Amount with respect to the Securities shall be made in the manner set forth in the Securities, including the Payment Restrictions set forth therein.

                  (b)   Cancellation. All Securities delivered to the Fiscal Agent (or any other agent appointed by the Issuer pursuant to Section 2 hereof) for payment, registration of transfer or exchange as provided herein or in the Securities shall be marked "cancelled" and, in the case of any other such agent, forwarded to the Fiscal Agent. All cancelled Securities held by the Fiscal Agent shall be disposed of by returning such cancelled Securities to the Issuer in accordance with the Fiscal Agent's standard procedures or as directed in writing by the Issuer; provided, however, that the Fiscal Agent shall not be required to destroy such Securities.

                  5.    Global Securities.

                  (a)   Notwithstanding any other provisions of this Agreement or the Securities, a Global
Security shall not be exchanged in whole or in part for a Security registered in the name of any person other than the Depositary or one or more nominees thereof; provided, that a Global Security may also be exchanged for
Securities registered in the names of any person designated by the Depositary in the event that (i) the
Depositary has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global
Security or such Depositary has ceased to be a "clearing agency" registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) an event described in Paragraph 15(a) or the first sentence of
Paragraph 15(b) of the Securities has occurred and is continuing with respect to the Securities or (iii) a request for certificates has been made upon 60 days' prior written notice given to the Fiscal Agent in accordance with the Depositary's customary procedures and a copy of such notice has been received by the Issuer from the Fiscal Agent. Any Global Security exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to clause (ii) or (iii) above may be exchanged in whole or from time to time in part as directed by the Depositary; and provided, further, that the Temporary
Global Securities shall not be exchanged for Securities except in accordance with Section 5(e) hereof. Any
Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided, that any such Security so issued that is registered in the name of a person other than the Depositary or a nominee thereof shall not be a Global Security.

                  (b)   Securities issued in exchange for a Global Security or any portion thereof in accordance with Section 5(a) shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein, including, except as otherwise provided by
Section 6(g), the legend regarding transfer restrictions set forth in the form of Security attached hereto as
Exhibit C (in the case of a Restricted Definitive Security (as defined below) issued in exchange for a Global
Security or portion thereof) or set forth in the form of Security attached hereto as Exhibit A or B-1 (in the case of a Global Security issued in exchange for a Rule 144A Global Security or portion thereof, a Temporary
Global Security or portion thereof (provided, that Temporary Regulation S Global Securities shall not be exchanged for Securities except in accordance with Section 5(e) hereof) or a Permanent Regulation S Global
Security or portion thereof, as applicable). Any

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Global Security to be exchanged in whole shall be surrendered by the Depositary to the Transfer Agent located in the Borough of Manhattan, The City of New York, to be so exchanged. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Fiscal Agent is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Fiscal Agent. Upon any such surrender or adjustment, the
Fiscal Agent shall authenticate and make available for delivery the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

                  (c)   Subject to the provisions of Section 1(c) above, the registered holder may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through
Agent Members, to take any action which a holder is entitled to take under this Fiscal Agency Agreement or the
Securities.

                  (d)   In the event of the occurrence of any of the events specified in paragraph (a) of this
Section 5, the Issuer will promptly make available to the Fiscal Agent a reasonable supply of certificated
Securities in definitive, fully registered form without interest coupons.

                  (e)   The Temporary Global Securities will be held only through Euroclear Bank S.A./N.V., as operator of the Euroclear system or Clearstream Banking, S.A., as participants in the Depositary and any purchaser of Notes in a sale made in reliance on Regulation S may not sell or offer to sell such Notes prior to the expiration of the 40-day distribution compliance period (within the meaning of Rule 903(b)(3) of Regulation
S) (the "Distribution Compliance Period") within the United States or to a U.S. person or for the account or benefit of a U.S. person within the meaning of Regulation S (other than the Purchasers) unless the Notes are registered under the Act or an exemption from registration pursuant to the Act is available. Promptly following the expiration of the Distribution Compliance Period, the Temporary Regulation S Global Securities will be exchanged by the Fiscal Agent for Permanent Regulation S Global Securities in identical aggregate face amount in accordance with Regulation S. Simultaneously with the authentication of the Permanent Regulation S Global
Securities, the Fiscal Agent shall cancel the Temporary Regulation S Global Securities. The Permanent
Regulation S Global Securities will be deposited with the Fiscal Agent as custodian for the Depositary and will be registered in the name of the Depositary or a nominee thereof.

                  6.    Registration, Transfer and Exchange of Securities.

                  (a)   General. The Fiscal Agent, as agent of the Issuer for this purpose, shall maintain at its Corporate Trust Office in the Borough of Manhattan, The City of New York, a register of Securities for the registration of Securities and the transfers and exchanges thereof. Subject to the provisions of this Section
6, upon presentation for transfer or exchange of any Security at the office of any Transfer Agent accompanied by a written instrument of transfer or exchange in the form approved by the Issuer (it being understood that, until notice to the contrary is given to holders of Securities, the Issuer shall be deemed to have approved the form of instrument of transfer or exchange, if any, printed on any Security), executed by the registered holder, in person or by such holder's attorney thereunto duly authorized in writing, such Security shall be transferred upon the register for the Securities, and a new Security shall be authenticated

                                                       7

and issued in the of the transferee. No transfer of a Security to any person shall be effective unless and until such Security has been registered in the name of such person.

                  To permit registrations of transfers and exchanges, the Issuer shall execute and the Fiscal
Agent (or an authenticating agent appointed pursuant to Section 2 hereof) shall authenticate and make available for delivery Definitive Securities at the Fiscal Agent's or any Transfer Agent's request. No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Fiscal Agent may require payment of a sum sufficient to cover any transfer tax or other governmental charge payable in connection with any registration of transfer or exchange and any other amounts, if any, required to be paid by the provisions of the Securities in connection with a transfer or exchange thereof.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, subject to the Payment Restrictions, evidencing the same debt, and the applicable provisions of this Fiscal Agency Agreement shall apply equally thereto, as the Securities surrendered upon such registration of transfer or exchange.

                  (b)   Transfers of Restricted Definitive Securities. If a holder of Definitive Securities that bear or are required to bear the legends set forth in the form of Security attached as Exhibit C hereto
("Restricted Definitive Securities") wishes at any time to transfer such Restricted Definitive Securities or to exchange such Restricted Definitive Securities, such exchange or transfer may be effected only in accordance with the provisions of this Section 6(b). Upon the receipt by the Fiscal Agent, as Transfer Agent, at its office in The City of New York of (i) a Restricted Definitive Security accompanied by a written and executed instrument of transfer or exchange and payment for any tax or charge as provided in Section 6(a) hereof and
(ii) the following additional information and documents, as applicable:

                  (1)   if such Restricted Definitive Security is owned by the holder thereof and is being exchanged, without transfer, or if such Restricted Definitive Security is being transferred pursuant to an exemption from registration in accordance with Rule 144A, Rule 144 or Regulation S under the
         Act, or pursuant to another available exemption from registration under the Act, a certification from such holder to that effect, substantially in the form of Exhibit D hereto, and an opinion or counsel, satisfactory in form and substance to the Fiscal Agent and the Issuer, to the effect that such transfer may be effected without registration under the Act; and

                  (2)   if the Restricted Definitive Security being transferred or exchanged contains a restrictive legend, certification to the effect that such transfer or exchange is in accordance with the restrictions contained in such legend, if required by the Fiscal Agent, the Fiscal Agent shall register the transfer of such Restricted Definitive Security or exchange such Restricted Definitive
         Security for an equal principal amount of Restricted Definitive Securities of other authorized denominations.

                  (c)   Transfer of Global Securities. A Global Security may not be transferred, in whole or in part, to any person other than the Depositary or a nominee thereof, and no such

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transfer to any such other person may be registered; provided, that this paragraph (c) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security.

                  (d)   Successive Registrations. Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Security register.

                  (e)   Information. Any Transfer Agent appointed pursuant to Section 2 hereof shall provide to the Fiscal Agent such information as the Fiscal Agent may reasonably require in connection with the delivery by such Transfer Agent of Securities upon transfer or exchange of Securities.

                  (f)   Suspension. No Transfer Agent shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities as periods during which such registration of transfer and exchanges need not be made.

                  (g)   Legends. If Securities are issued upon the transfer, exchange or replacement of
Securities not bearing the legends required, as applicable, by the form of Security attached as Exhibit A, B-1,
B-2 or C hereto (collectively, the "Legend"), the Securities so issued shall not bear the Legend. If Securities are issued upon the transfer, exchange or replacement of Securities bearing the Legend, or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Issuer such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may be reasonably required by the Issuer that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Act or that such Securities are not "restricted securities" within the meaning of Rule 144 under the
Act. Upon provision of such satisfactory evidence, the Fiscal Agent, at the direction of the Issuer, shall authenticate and deliver a Security that does not bear the Legend. The Issuer agrees to indemnify the Fiscal
Agent for, and to hold it harmless against, any loss, liability or expense, including the fees and expenses of counsel, reasonably incurred, arising out of or in connection with actions taken or omitted by the Fiscal Agent in reliance upon such legal opinion and the delivery of a Security that does not bear a Legend.

                  (h)   With the prior approval of the Superintendent, the Issuer and any person that constitutes an affiliate of the Issuer within the meaning of the Act may at any time purchase Securities in the open market or otherwise at any price, for its own account or the account of others. Any Security so purchased by the Issuer or any such affiliate for its own account shall be promptly surrendered to the Fiscal Agent for cancellation and shall not thereafter be re-issued or resold.

                  7.    Optional Redemption.

                  (a)   Redemption Price. Subject to the Payment Restrictions, including the prior approval of the Superintendent pursuant to Section 1307 of the New York Insurance Law (or any successor provision thereto, and as may be hereafter amended from time to time), the

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Notes are subject to redemption, as a whole or in part, at the option of the Issuer at any time and from time to time, at a redemption price set forth in Paragraph 4 of the Securities. The Securities may not be redeemed at the option of a holder thereof.

                  (b)   Selection of Securities to be Redeemed. If less than all the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Fiscal Agent from the Outstanding Securities not previously called for redemption, not less than 30 days prior to the date of such redemption, by lot or by such other method as the Fiscal Agent shall deem fair and appropriate and which, subject to Section 7(d), may provide for the selection for redemption of portions (equal to $1,000 or a multiple thereof) of the principal of Securities of a denomination larger than $1,000; provided, that if at the time of redemption such Securities are registered as a Global Security, the Depositary for such Global Security shall determine, in accordance with its procedures, the principal amount of such Securities to be redeemed held by each holder of a beneficial interest in such Global Security. The Fiscal Agent shall notify the Issuer promptly of the Securities or portions thereof selected by it to be redeemed.

                  (c)   Notice of Redemption; Effect of Notice. Notices to redeem Securities shall be given by the Fiscal Agent on behalf of and at the expense of the Issuer in the manner provided in paragraph 4 of the
Securities. The effect of such notice shall be as set forth in such paragraph 4.

                  (d)   Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered with, if the Issuer or the Fiscal Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the holder thereof or his attorney duly authorized in writing, and the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver to the holder of such Security without service charge, a new registered Security or Securities, of any authorized denomination as requested by such holder, and as permitted by Section 1(d) of this Agreement, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  8.    Delivery of Certain Information.

                  (a)   Rule 144A Information. At any time when the Issuer is not subject to Section 13 or
15(d) of the Exchange Act, upon the request of a holder of a Definitive Security or the holder of a Global
Security or a beneficial interest in a Global Security that is not then freely transferable under Rule 144(k)
under the Act or any successor rule, the Issuer shall promptly furnish or cause to be furnished "Rule 144A
Information" (as defined below) to such holder, or to a prospective purchaser of such Security or interest designated by such holder, in order to permit compliance by such holder with Rule 144A under the Act in connection with the resale of such Security by such holder; provided, however, that the Issuer shall not be required to furnish or cause to be furnished any Rule 144A Information to any such holder located outside the
United States who is not a "U.S. Person" within the meaning of Regulation S. "Rule 144A Information" shall be such information as is specified pursuant to paragraph (d) (4) of Rule 144A (or any successor provision thereto), as such provision (or successor provision) may be amended from time to time.

                                                      10

         (b)   Periodic Reports. The Issuer shall deliver (or shall cause the Fiscal Agent to deliver at the expense of the Issuer) to each holder of a Security, promptly after such items are available, one copy of (i)
the audited statutory-basis financial statements of the Issuer (including the report of independent accountants thereon and including the notes to such financial statements) and (ii) the annual statutory-basis statement of the Issuer as filed by the Issuer with the New York Department of Insurance. In addition, upon the written request of a holder of a Definitive Security or the holder of a Global Security or a beneficial interest in a
Global Security, the Issuer shall promptly furnish or cause to be furnished to such holder one copy of the quarterly statutory-basis financial statements of the Issuer as filed by the Issuer with the New York
Department of Insurance.

         9.    Conditions of Fiscal Agent's Obligations.

               The Fiscal Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Issuer agrees and all of which are applicable to the Securities and the holders from time to time thereof:

         (a) Compensation and Indemnity. Each of the Fiscal Agent, the Paying Agent and the Transfer Agent
shall be entitled to reasonable compensation as agreed from time to time in writing with the Issuer for all services rendered by it, and the Issuer agrees promptly to pay such compensation and to reimburse the Fiscal
Agent for the reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel of its selection) reasonably incurred by it in connection with or arising out of its services hereunder, or the issuance of the Securities and their offering and sale. The Issuer also agrees to indemnify the Fiscal Agent and any Paying Agent and Transfer Agent for, and to hold it harmless against, any loss, damages, claim, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Fiscal Agent, any Paying Agent or Transfer Agent), incurred without gross negligence or bad faith, arising out of or in connection with its acting as Fiscal Agent, Paying Agent or Transfer Agent hereunder, as well as the reasonable costs and expenses reasonably incurred in defending against any claim of liability in the premises. The obligations of the Issuer under this Section 8(a) shall survive payment of all the Securities or the resignation or removal of the Fiscal Agent, the Paying Agent or the Transfer Agent. The Fiscal Agent, the
Paying Agent or the Transfer Agent shall promptly notify the Issuer of any claim for which it may seek indemnity, including reasonable costs and expenses reasonably incurred in defending against any claim for liability arising from the exercise or performance of any of its powers or duties hereunder. The Issuer shall not be obligated to pay for any settlement of any such claim made without its consent.

         (b) Agency. In acting under this Agreement and in connection with the Securities, the Fiscal Agent is acting solely as agent of the Issuer and does not assume any responsibility for the correctness of the recitals in the Securities (except for the correctness of the statement in its certificate of authentication thereon) or any obligation or relationship of agency or trust, for or with any of the owners or holders of the Securities, except that all funds held by the Fiscal Agent for the payment of principal of, interest on and Redemption
Amount with respect to the Securities, to the extent permitted under the Payment Restrictions, shall be held in trust for such owners or holders, as the case may be, as set forth herein and in the Securities; provided, however, that monies held by the Fiscal Agent for the payment of the principal of,

                                                      11

interest on or Redemption Amount with respect to any of the Securities remaining unclaimed for two years after such principal, interest or Redemption Amount has become payable in accordance with the Payment Restrictions
(whether at the Scheduled Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the
Issuer. Upon such repayment, the aforesaid trust with respect to the Securities shall terminate and all liability of the Fiscal Agent and Paying Agents with respect to such funds shall thereupon cease.

         (c)   Advice of Counsel. The Fiscal Agent and any Paying Agent or Transfer Agent appointed by the
Issuer pursuant to Section 2 hereof may consult with their respective counsel or other independent counsel satisfactory to them, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by them hereunder in good faith and in accordance with such advice or opinion.

         (d)   Issuer Order. Any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a written order of the Issuer.

         (e)   No Investigation. The Fiscal Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document.

         (f)   Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the
Securities, except the Fiscal Agent's certificates of authentication, shall be taken as the statements of the
Issuer, and the Fiscal Agent, any Paying Agent or Transfer Agent assumes no responsibility for their correctness. The Fiscal Agent makes no representations as to the validity or sufficiency of this Agreement or of the Securities. The Fiscal Agent, Paying Agent and any Transfer Agent shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

         (g)   Reliance. The Fiscal Agent and any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof each shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Security, notice, direction, consent, certificate, affidavit, statement, or other paper or document believed by it, in good faith, to be genuine and to have been passed upon or signed by the proper parties.

         (h)   Interest in Securities, Etc. The Fiscal Agent, any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof and their respective officers, directors and employees may become the owners of, or acquire any interest in, any Securities, with the same rights that they would have if they were not the Fiscal Agent, such other Paying Agent or Transfer Agent or such person, and may engage or be interested in any financial or other transaction with the Issuer, and may act on, or as depositary, trustee or agent for, any committee or body of holders of Securities or other obligations of the Issuer, as freely as if they were not the Fiscal Agent, such other Paying Agent or Transfer Agent or such person.

                                                      12

         (i)   Non-Liability for Interest. Subject to any agreement between the Issuer and the Fiscal Agent to the contrary, the Fiscal Agent and the Paying Agent shall not be under any liability for interest on monies at any time received by it pursuant to any of the provisions of this Agreement or the Securities.

         (j)   Certifications. Whenever in the administration of this Agreement the Fiscal Agent shall deem it desirable that a matter of fact be proved or established prior to taking, suffering or omitting any action hereunder, the Fiscal Agent (unless other evidence be herein specifically prescribed) may, in good faith, rely upon a certificate signed by an Authorized Officer and delivered to the Fiscal Agent as to such matter of fact.

         (k)   No Implied Obligations. The duties and obligations of the Fiscal Agent and the Issuer with respect to matters governed by this Agreement shall be determined solely by the express provisions hereof, and neither the Fiscal Agent, the Paying Agent, the Transfer Agent nor the Issuer shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and the Securities, as applicable, and no implied covenants or obligations shall be read into this Agreement or the Securities against the Fiscal Agent, the Paying Agent, the Transfer Agent or the Issuer. In the absence of gross negligence on its part, neither the Paying Agent nor the Transfer Agent shall be liable for any action taken, suffered or omitted, or for any error of judgment made by it in the performance of its duties under this
Agreement. Nothing in this Agreement shall be construed to require the Fiscal Agent, the Paying Agent or the
Transfer Agent to advance or expend its own funds.

         (l)   Force Majeure. The Fiscal Agent, the Paying Agent and the Transfer Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances;
sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software)
or communication services; accidents; labor disputes; acts of civil or military authority and governmental action.

         (m)   No Special, Indirect, Punitive or Consequential Losses. Anything in this Agreement notwithstanding, in no event shall the Fiscal Agent, the Paying Agent or the Transfer Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to loss of profit), even if the Issuer has been advised as to the likelihood of such loss or damage and regardless of the form of action.

         (n)   Agents and Attorneys. The Fiscal Agent, the Paying Agent and the Transfer Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Fiscal Agent, the Paying Agent or the Transfer Agent, as the case may be, shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         (o)   Authorized Officers. The Fiscal Agent, the Paying Agent and the Transfer Agent may request that the Issuer deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this

                                                      13

Agreement, which certificate may be signed by any person authorized to sign such a certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         10.   Resignation and Appointment of Successor.

         (a)   Fiscal Agent. The Issuer agrees, for the benefit of the holders from time to time of the
Securities, that there shall at all times be a Fiscal Agent hereunder which shall be a bank or trust company organized and doing business under the laws of the United States of America or the State of New York, in good standing and having an established place of business in the Borough of Manhattan, The City of New York, and
authorized under such laws to exercise corporate trust powers and having a combined capital and surplus in excess of $50,000,000, until all the Securities authenticated and delivered hereunder (i) shall have been delivered to the Fiscal Agent for cancellation or (ii) have become payable, with the approval of the
Superintendent, and monies sufficient to pay the full principal of and any interest remaining unpaid on the
Securities shall have been made available for payment and either paid or returned to the Issuer as provided herein and in such Securities.

         (b)   Resignation. The Fiscal Agent may at any time resign by giving written notice to the Issuer of such intention on its part, specifying the date on which its desired resignation shall become effective;
provided, that such date shall not be less than 30 days from the date on which such notice is given, unless the
Issuer agrees to accept shorter notice. The Fiscal Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed on behalf of the Issuer and specifying such removal and the date when it shall become effective. Notwithstanding the dates of effectiveness or resignation or removal, as the case may be, to be specified in accordance with the preceding sentences, such resignation or removal shall take effect only upon the appointment by the Issuer, as hereinafter provided, of a successor Fiscal Agent (which, to qualify as such, shall for all purposes hereunder be a bank or trust company organized and doing business under the laws of the United States of America or of the State of New York, in good standing and having and acting through an established place of business in the Borough of Manhattan, The City of New York, authorized under such laws to exercise corporate trust powers and having a combined capital and surplus in excess of
$50,000,000) and the acceptance of such appointment by such successor Fiscal Agent. Upon its resignation or removal, the Fiscal Agent shall be entitled to payment by the Issuer pursuant to Section 9 hereof of compensation for services rendered and to reimbursement of reasonable out-of-pocket expenses incurred hereunder.

         (c)   Successors. In case at any time the Fiscal Agent (or any Paying Agent if such Paying Agent is the only Paying Agent located in a place where, by the terms of the Securities or this Agreement, the Issuer is required to maintain a Paying Agent) shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they severally mature, or if a receiver of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of applicable receivership, bankruptcy, insolvency or other similar legislation, or if

                                                      14

any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Fiscal Agent or Paying Agent, as the case may be, qualified as aforesaid, shall be appointed by the Issuer by an instrument in writing, filed with the successor
Fiscal Agent or Paying Agent, as the case may be, and the predecessor Fiscal Agent or Paying Agent, as the case may be. Upon the appointment as aforesaid of a successor Fiscal Agent or Paying Agent, as the case may be, and acceptance by such successor of such appointment, the Fiscal Agent or Paying Agent, as the case may be, so succeeded shall cease to be Fiscal Agent or Paying Agent, as the case may be, hereunder. If no successor Fiscal
Agent or other Paying Agent, as the case may be, shall have been so appointed by the Issuer and shall have accepted appointments as hereinafter provided, and, in the case of such other Paying Agent, if such other
Paying Agent is the only Paying Agent located in a place where, by the terms of the Securities or this
Agreement, the Issuer is required to maintain a Paying Agent, then any holder of a Security who has been a bona fide holder of a Security for at least six months, on behalf of himself and all others similarly situated, or the Fiscal Agent, may petition any court of competent jurisdiction for the appointment of a successor fiscal or paying agent, as the case may be. The Issuer shall give prompt written notice to each other Paying Agent of the appointment of a successor Fiscal Agent.

         (d)   Acknowledgement. Any successor Fiscal Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Issuer an instrument accepting such appointment hereunder, and thereupon such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the Fiscal Agent hereunder, and such predecessor, upon payment of its compensation and reimbursement of its disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Fiscal Agent shall be entitled to receive, all monies, securities, books, records or other property on deposit with or held by such predecessor as Fiscal Agent hereunder.

         (e)   Merger, Consolidation, Etc. Any bank or trust company into which the Fiscal Agent hereunder may be merged, or resulting from any merger or consolidation to which the Fiscal Agent shall be a party, or to which the Fiscal Agent shall sell or otherwise transfer all or substantially all the corporate trust assets or business of the Fiscal Agent; provided, that it shall be qualified as aforesaid, shall be the successor Fiscal
Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         11.   Meetings and Amendments.

         (a)   Calling of Meeting, Notice and Quorum. A meeting of holders of Securities may be called at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Securities to be made, given or taken by holders of Securities or to modify, amend or supplement the terms of the Securities or this Agreement as hereinafter provided, and subject to the requirement hereinafter set forth that the Issuer and the Fiscal Agent may, only with the prior approval of the Superintendent, modify, amend or supplement this Fiscal Agency
Agreement or the terms of the Securities or give consents or waivers or take other actions with respect thereto. The Fiscal Agent may at any time call a meeting of holders of Securities for any such purpose to be held at such time and at such place in the Borough of Manhattan, The City

                                                      15

of New York as the Fiscal Agent shall determine. Notice of every meeting of holders of Securities, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given as provided in the terms of the Securities, not less than 30 nor more than 60 days prior to the date fixed for the meeting; provided, that in the case of any meeting to be reconvened after adjournment for lack of a quorum, such notice shall be so given not less than 15 nor more than 60 days prior to the date fixed for such meeting. In case at any time the Issuer or the holders of at least 10% in aggregate principal amount of the Outstanding Securities (as defined in subsection (d) of this Section) shall have requested the Fiscal
Agent to call a meeting of the holders of Securities for any such purpose, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Fiscal Agent shall call such meeting for such purposes by giving notice thereof.

         To be entitled to vote at any meeting of holders of Securities, a person shall be a holder of
Outstanding Securities or a person duly appointed by an instrument in writing as proxy for such a holder. The persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. At the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in principal amount of the Outstanding Securities shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. The Fiscal Agent may make such reasonable and customary regulations consistent herewith as it shall deem advisable for any meeting of holders of Securities with respect to the proof of the appointment of proxies in respect of holders of Securities, the record date for determining the registered owners of Securities who are entitled to vote at such meeting (which date shall be designated by the
Fiscal Agent and set forth in the notice calling such meeting hereinabove referred to and which shall not be less than 15 nor more than 60 days prior to such meeting; provided, that nothing in this paragraph shall be construed to render ineffective any action taken by holders of the requisite principal amount of Outstanding
Securities on the date such action is taken), the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

         (b)   Approval. (i) At any meeting of holders of Securities duly called and held as specified above, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the holders of not less than a majority in aggregate principal amount of the Securities then Outstanding represented at such meeting, or (ii) with the written consent of the holders of not less than a majority in aggregate principal amount of the Securities then Outstanding, in each case (i) or (ii) the Issuer and the Fiscal Agent may, with the prior approval of the Superintendent, modify, amend or supplement the terms of the Securities or this
Agreement, in any way, and the holders of Securities may make, take or give any request, demand, authorization, direction, notice, consent, waiver (including waiver of future compliance or past failure to perform) or other action provided by this Agreement or the Securities to be made, given or taken by holders of Securities;
provided, however, that any such action, modification, amendment or supplement to be effected pursuant to clause (i) of this subsection (b) shall be approved by the holders of not less than 25% of the aggregate principal amount of Securities then Outstanding; and provided, further, that no such action, modification, amendment or supplement, however effected, may, without the consent of the holder of each Security affected thereby, (A) change the Scheduled Interest Payment Date or Scheduled Maturity Date (in each case, as defined in the Securities) of

                                                      16

the principal of or any installment of interest on any Security, (B) reduce the principal amount of any
Security or the interest rate thereon, (C) change the currency in which, or the required place at which, payment with respect to principal of, interest on or Redemption Amount with respect to the Securities is payable, (D) change the Issuer's obligations under Section 8(a) hereof in any manner adverse to the interests of the holder of a Security, (E) impair the right of a holder of a Security to institute suit for the enforcement of any payment, if such payment is permitted under the Payment Restrictions, on or with respect to any Security, (F) reduce the above-stated percentage of the principal amount of Outstanding Securities the vote or consent of the holders of which is necessary to modify, amend or supplement this Agreement or the terms and conditions of the Securities or to make, take or give any request, demand, authorization, direction, notice, consent, waiver (including waiver of any future compliance or past failure to perform) or other action provided hereby or thereby to be made, taken or given, (G) reduce the percentage of aggregate principal amount of
Outstanding Securities that constitutes the quorum required at any meeting of holders of Securities at which a resolution is adopted, (H) change the restrictions on payment set forth in the Securities in a manner adverse to such holder, or (I) change the provisions of Paragraph 11 of the Securities in a manner adverse to such holder.

         The Issuer and the Fiscal Agent may, with the prior approval of the Superintendent and without the vote or consent of any holder of Securities, amend this Agreement or the Securities for the purpose of (a)
adding to the covenants of the Issuer for the benefit of the holders of Securities, or (b) surrendering any right or power conferred upon the Issuer, or (c) securing the Securities or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the
Issuer herein and in the Securities as permitted by this Agreement and the Securities, or (e) modifying the restrictions on, and procedures for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation, or the interpretation thereof, or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Securities in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any
Security holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Securities in a manner which does not adversely affect the interest of any Security holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Security holder in any material respect.

         No amendment, modification or supplement of or to the Securities or this Agreement which would adversely affect any of the rights, privileges, immunities, obligations or indemnities of the Fiscal Agent, the
Paying Agent or the Transfer Agent shall be effective without the consent of the Fiscal Agent, the Paying Agent or the Transfer Agent, as the case may be.

         It shall not be necessary for the vote or consent of the holders of Securities to approve the particular form of any proposed modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action, but it shall be sufficient if such vote or consent shall approve the substance thereof.

                                                       17

         The Fiscal Agent shall receive an opinion of counsel in connection with any amendment or supplement entered into hereunder stating that the execution of such amendment or supplement is authorized or permitted hereunder.

         (c)   Binding Nature of Amendments, Notices, Notations, Etc. Any instrument given by or on behalf of any holder of a Security in connection with any consent to or vote for any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action shall be irrevocable once given and shall be conclusive and binding on all subsequent holders of such Security or any
Security issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action taken, made or given in accordance with Section 11(b) hereof, shall be conclusive and binding on all holders of Securities whether or not they have given such consent or cast such vote or were present at any meeting, and whether or not notation of such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action is made upon the Securities. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to, the Securities or this Agreement (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any defective provision hereof or thereof) shall be given to each holder of Securities affected thereby, in all cases as provided in the Securities. Any failure of the
Issuer to give notice to each holder of Securities, or any defect in such notice, shall not however, in any way impair or affect the validity of any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or action.

         Securities authenticated and delivered after the effectiveness of any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may bear a notation in the form approved by the Fiscal Agent and the Issuer as to any matter provided for in such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action. New Securities modified to conform, in the opinion of the Fiscal Agent and the Issuer, to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action taken, made or given in accordance with Section 11(b) hereof may be prepared by the Issuer, authenticated by the Fiscal Agent and delivered in exchange for Outstanding Securities.

         (d)   "Outstanding" Defined. For purposes of the provisions of this Agreement and the Securities, any
Security authenticated and delivered pursuant to this Agreement shall, as of any date of determination, be deemed to be "Outstanding," except:

               (i)   Securities theretofore cancelled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation;

               (ii)  Securities which have become payable, to the extent permitted under the Payment
         Restrictions, at the Scheduled Maturity Date or otherwise, and with respect to which, in each case, monies sufficient to pay the principal thereof and any

                                                      18

         interest thereon shall have been paid by the Issuer to the Fiscal Agent or any Paying Agent; and

               (iii) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to this Agreement;

provided, however, that in determining whether the holders of the requisite principal amount of Outstanding
Securities are present at a meeting of holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement hereunder, Securities owned directly or indirectly by the Issuer, or any affiliate of the Issuer, shall be disregarded and deemed not to be Outstanding.

         12.   Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK, UNITED STATES OF AMERICA.

         13.   Waiver of Jury Trial.

         EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY
HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN
CONNECTION WITH THIS AGREEMENT.

         14.   Notices.

         All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing, shall specify this Agreement by name and date and shall identify the Securities, and if sent to the
Fiscal Agent shall be delivered or transmitted by facsimile to it at The Bank of New York, 101 Barclay Street,
Floor 8 West, New York, New York 10286, Attention: Corporate Trust Trustee Administration, telephone: (212)
815-4770, fax: (212) 815-5707, and if sent to the Issuer shall be delivered or transmitted by facsimile to it at One American Row, Hartford, Connecticut, 06102, Attention: Treasurer, telephone: (860) 403-6763, fax: (860)
403-5009. All notices of communications hereunder shall be deemed effective when received by a Responsible
Officer (as defined below) of the Fiscal Agent, the Paying Agent or the Transfer Agent, as the case may be, at the corporate trust office of such agent. The foregoing addresses for notices or communications may be changed by written notice given by the addressee to each party hereto, and the addressee's address shall be deemed changed for all purposes from and after the giving of such notice.

         If the Fiscal Agent shall receive any notice or demand addressed to the Issuer by the holder of a
Security, the Fiscal Agent shall promptly forward such notice or demand to the Issuer. "Responsible Officer,"
when used with respect to the Fiscal Agent, the Paying Agent or the Transfer Agent, means any officer of the
Fiscal Agent, the Paying Agent or the Transfer Agent with direct responsibility for this Agreement and also means, with respect to a particular corporate trust matter, any other officer of the Fiscal Agent, the Paying
Agent or the Transfer

                                                      19

Agent to whom such matters is referred because of his/her knowledge and familiarity with the particular subject.

         15.   Separability.

         In case any provision in this Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         16.   Headings.

         The section headings herein are for convenience of reference only and shall not affect the construction hereof.

         17.   Counterparts.

         This Agreement may be executed in one or more counterparts, and by each party separately on a separate counterpart, and each such counterpart when executed and delivered shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.

                                                      20

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       PHOENIX LIFE INSURANCE COMPANY

                                       By:   /s/ Michael E. Haylon
                                             Name:    Michael E. Haylon
                                             Title:   Executive Vice President and
                                                       Chief Financial Officer

                                       THE BANK OF NEW YORK,
                                        as Fiscal Agent

                                       By:   /s/ Geovanni Barris
                                             Name:    Geovanni Barris
                                             Title:   Vice President

                                                      21

                                                                                                     EXHIBIT A

                                       FORM OF RULE 144A GLOBAL SECURITY

                                                      A-1

                                            FORM OF GLOBAL SECURITY

                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM
REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE REOFFERED,
RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION
THEREFROM AND IN ACCORDANCE WITH THE FISCAL AGENCY AGREEMENT, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT
THE CORPORATE TRUST OFFICE OF THE FISCAL AGENT. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE
SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM SUCH REGISTRATION PROVIDED BY RULE 144A UNDER THE
ACT (TOGETHER WITH ANY SUCCESSOR PROVISION AND AS SUCH MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "RULE
144A").

                  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
COMPANY ("DTC") TO PHOENIX LIFE INSURANCE COMPANY (THE "ISSUER") OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IN EXCHANGE FOR THIS SECURITY OR ANY PORTION HEREOF IS REGISTERED
IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY
PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC),
ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE
THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT REFERRED
TO HEREINAFTER. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN
THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN
SECTION 5 OF THE FISCAL AGENCY AGREEMENT, AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE
WITH THE RESTRICTIONS SET FORTH IN SECTION 6(C) OF THE FISCAL AGENCY AGREEMENT.

                  [INCLUDE IF SECURITY IS A GLOBAL SECURITY OR SECURITY ISSUED IN EXCHANGE THEREFOR (UNLESS,
PURSUANT TO SECTION 6(G) OF THE FISCAL AGENCY AGREEMENT, THE ISSUER DETERMINES THAT THE LEGEND MAY BE REMOVED)]
THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS SECURITY MAY NOT BE OFFERED,
SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN A MINIMUM PRINCIPAL AMOUNT OF $10,000 TO A PERSON WHOM THE
SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A, IN A TRANSACTION IN
ACCORDANCE WITH RULE 144A, (2) IN A MINIMUM PRINCIPAL AMOUNT OF $10,000 IN AN OFFSHORE TRANSACTION IN
ACCORDANCE WITH

RULE 903 OR RULE 904 OF REGULATION S UNDER THE ACT (TOGETHER WITH ANY SUCCESSOR PROVISION THERETO, AND AS MAY
BE HEREAFTER AMENDED FROM TIME TO TIME, "REGULATION S"), (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION
PROVIDED BY RULE 144 (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME)
UNDER THE ACT (IF AVAILABLE), (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (5) SUBJECT
TO THE PRIOR APPROVAL OF THE SUPERINTENDENT (AS HEREINAFTER DEFINED) TO THE ISSUER OR ANY AFFILIATE OF THE
ISSUER (WITHIN THE MEANING OF THE ACT), IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE
STATES OF THE UNITED STATES, AND (B) THAT THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY
ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                  ALL PAYMENTS OF PRINCIPAL, INTEREST ON AND REDEMPTION AMOUNT (AS HEREINAFTER DEFINED) WITH
RESPECT TO THIS SECURITY MAY ONLY BE MADE OUT OF THE ISSUER'S FREE AND DIVISIBLE SURPLUS AND WITH THE PRIOR
APPROVAL OF THE SUPERINTENDENT OF INSURANCE OF THE STATE OF NEW YORK (THE "SUPERINTENDENT"), IN ACCORDANCE WITH
SECTION 1307 OF THE NEW YORK INSURANCE LAW (TOGETHER WITH ANY SUCCESSOR PROVISION, AND AS MAY BE HEREAFTER
AMENDED FROM TIME TO TIME, "SECTION 1307"). THERE ARE NO GUIDELINES OR INTERPRETATIONS AS TO THE EXTENT OF THE
SUPERINTENDENT'S DISCRETION UNDER SECTION 1307 IN DETERMINING WHETHER THE FINANCIAL CONDITION OF THE ISSUER
WARRANTS THE MAKING OF SUCH PAYMENTS.

                                                       2

                                         PHOENIX LIFE INSURANCE COMPANY

                                   7.15% Surplus Notes scheduled to mature on
                                               December 15, 2034

CUSIP No.:  71909V AA 2
ISIN No.:   US71909VAA26                                                                           $___________

                  PHOENIX LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of the State of New York (herein called the "Issuer"), for value received, hereby promises to pay, subject to the approval of the Superintendent pursuant to Section 1307, to Cede & Co., or registered assigns, the principal sum of ____________ United States dollars ($____________) or such other amount (not to exceed one hundred seventy five million dollars ($175,000,000) when taken together with all of the Issuer's 7.15% Surplus
Notes scheduled to mature on December 15, 2034 issued and outstanding in definitive certificated form or in the form of another Global Security) as may from time to time represent the principal amount of the Issuer's 7.15%
Surplus Notes scheduled to mature on December 15, 2034 in respect of which beneficial interests are held through the Depositary in the form of a Global Security, on December 15, 2034 (the "Scheduled Maturity Date"),
and to pay interest thereon, subject to the approval of the Superintendent pursuant to Section 1307, from
December 15, 2004 or from the most recent Scheduled Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year, commencing June 15, 2005
(each a "Scheduled Interest Payment Date"), at the rate of 7.15% per annum, until the principal hereof is paid or duly provided for. This Security is subject to redemption prior to the Scheduled Maturity Date as specified in Paragraph 4 hereof. The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall also be deemed to be the
Scheduled Maturity Date. As specified on the reverse hereof, all payments of principal of, interest on or
Redemption Amount (as hereinafter defined) with respect to this Security may be made only out of the Issuer's free and divisible surplus and only with the prior approval of the Superintendent pursuant to Section 1307. The interest so payable, and punctually paid or duly provided for, on any Scheduled Interest Payment Date shall be paid, in accordance with the terms of the Fiscal Agency Agreement hereinafter referred to, to the person (the
"registered holder") in whose name this Security (or one or more predecessor Securities) is registered at the close of business on June 1 or December 1 (whether or not a Business Day (as defined on the reverse hereof)), as the case may be (each a "Regular Record Date"), next preceding such Scheduled Interest Payment Date.
Interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date and shall be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered holders of the Securities not less than 15 days prior to such special record date.

                  Principal of and Redemption Amount with respect to this Security shall be payable against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed

                                                       3

pursuant to the Fiscal Agency Agreement. Payments of principal of and Redemption Amount with respect to the
Securities shall be made only against surrender of the Securities. Payments of interest on this Security may be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the Scheduled Interest Payment Date of such payment to the person entitled thereto at such person's address appearing on the aforementioned register. Any permitted payment of principal of and Redemption Amount with respect to this Security may be made by check. Notwithstanding the foregoing, permitted payments of principal of, any interest on or Redemption Amount with respect to this Security shall be made, in the case of a registered holder of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank in the United States if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the applicable Scheduled Maturity Date or Scheduled Interest Payment Date hereof, of such election and of the account to which payment is to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer agrees that until this
Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the full principal of and interest remaining unpaid on this Security have been made available for payment and either paid or returned to the Issuer as provided herein, it will at all times maintain offices or agencies in the
Borough of Manhattan, The City of New York for the payment of the principal of, interest on and Redemption
Amount with respect to the Securities as herein provided.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Security may be executed by the Issuer by manual or facsimile signatures, and such signatures may be executed on separate counterparts.

                  Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Security shall not be valid or obligatory for any purpose.

                                                       4

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

                                                     PHOENIX LIFE INSURANCE COMPANY

                                                     By: ______________________________________________
                                                           Name:
                                                           Title:

                                                     By: ______________________________________________
                                                           Name:
                                                           Title:

                  This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement.

                                                     THE BANK OF NEW YORK
                                                     as Fiscal Agent

                                                     By: ______________________________________________
                                                                   Authorized Signatory

                                                       5

                                                FORM OF REVERSE

                  1. This Security is one of a duly authorized issue of 7.15% Surplus Notes scheduled to mature on December 15, 2034 of the Issuer (herein called the "Securities" or "Notes"), limited in aggregate principal amount to $175,000,000. The Issuer and The Bank of New York (as "Fiscal Agent") have entered into a Fiscal
Agency Agreement, dated as of December 15, 2004 (such instrument, as it may be duly amended from time to time, is herein called the "Fiscal Agency Agreement"), which provides for the mechanism for issuing the Securities and, inter alia, sets forth certain duties of the Fiscal Agent in connection therewith. As used herein, the term "Fiscal Agent" includes any successor fiscal agent under the Fiscal Agency Agreement. Copies of the Fiscal
Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York. Holders of Securities are referred to the Fiscal Agency
Agreement for a statement of the terms thereof, including those relating to transfer, payment, exchanges and certain other matters to all of which terms the Securities are subject. The Fiscal Agent or any Paying Agent shall also act as Transfer Agent and Securities registrar. Terms used herein which are defined in the Fiscal
Agency Agreement but not otherwise defined herein shall have the meanings assigned to such terms in the Fiscal
Agency Agreement.

                  The Securities are direct and unsecured obligations of the Issuer and, subject to the payment restrictions contained in Paragraphs 5 and 11 hereof (the "Payment Restrictions"), are scheduled to mature on
December 15, 2034. Section 1307 provides that the Securities are not part of the legal liabilities of the
Issuer and are not a basis of any set-off against the Issuer.

                  The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall also be deemed to be the Scheduled
Maturity Date.

                  2. The Securities are issuable only in fully registered form without coupons. The Securities and beneficial interests in Global Securities shall be issuable: (i) in the case of Securities offered and sold to the Initial Purchasers and subsequently transferred in reliance on Rule 144A, in minimum denominations of
$10,000 and any amount in excess thereof that is an integral multiple of $1,000; (ii) in the case of Securities offered and sold to the Initial Purchasers and subsequently transferred in reliance on Regulation S, in minimum denominations of $10,000 and any amount in excess thereof that is an integral multiple of $1,000; and (iii) in the case of Securities offered and sold to the Initial Purchasers and subsequently transferred to Accredited
Investors, in minimum denominations of $100,000 and any amount in excess thereof that is an integral multiple of $1,000.

                  3. The Issuer shall maintain, in the Borough of Manhattan, The City of New York, a Transfer
Agent where Securities may be registered or surrendered for registration of transfer or exchange. The issuer has initially appointed the corporate trust office of the Fiscal Agent as its Transfer Agent in the Borough of
Manhattan, The City of New York. The Issuer shall cause each Transfer Agent to act as a Securities registrar and shall cause to be kept at the office of each Transfer Agent a register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and registration of transfers of Securities. The Issuer reserves the right to vary or terminate the appointment of any

                                                       6

Transfer Agent or to appoint additional or other Transfer Agents or to approve any change in the office through which any Transfer Agent acts; provided, that there shall at all times be a Transfer Agent in the Borough of
Manhattan, The City of New York. The Issuer shall cause notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent shall act to be provided to holders of Securities.

                  Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, the transfer of a Security is registrable on the aforementioned register upon surrender of such Security at any Transfer
Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by, the registered holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

                  Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, at the option of the registered holder upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and aggregate principal amount upon surrender of the Securities to be exchanged at the office of any Transfer Agent. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities which the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange shall be effected upon the Issuer being satisfied with the documents of title and identity of the person making the request and subject to the restrictions set forth in the immediately following paragraph and such reasonable regulations as the Issuer may from time to time agree with the Fiscal Agent.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the
Securities surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith and any other amounts, if any, required to be paid by the provisions of the Securities in connection with a transfer or exchange thereof.

                  Prior to due presentment of this Security for registration of transfer, the Issuer, the
Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

                  4. Subject to the Payment Restrictions, including the prior approval of the Superintendent pursuant to Section 1307, the Securities are subject to redemption, as a whole or in part, at the option of the
Issuer at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the

                                                       7

remaining scheduled payments of principal and interest on the Securities to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate
(as defined below), plus 35 basis points (the greater of (i) and (ii), the "Redemption Amount"), plus, in either case (i) or (ii), accrued interest on the Securities to be redeemed to, but not including, the date of redemption.

                  (i) "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity, as determined by the Quotation Agent, of the Comparable
Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

                  (ii) "Comparable Treasury Issue" means the United States Treasury security selected by the
Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

                  (iii) "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of these Reference Treasury Dealer Quotations, or (ii) if the Issuer obtains fewer than three Reference Treasury
Dealer Quotations, the average of all such Quotations, in either case (i) or (ii) as determined by the Issuer.

                  (iv) "Quotation Agent" means Goldman, Sachs & Co. (or its successor) or any successor
Quotation Agent appointed by the Issuer from time to time.

                  (v) "Reference Treasury Dealer" means: (i) Goldman, Sachs & Co. (or its successor) and one or more other Primary Treasury Dealers (as defined in this paragraph) appointed by the Issuer; provided, however, that if Goldman, Sachs & Co. (or its successor) or any other selected Primary Treasury Dealer shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the
Issuer.

                  (vi) "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury
Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the
Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by that Reference Treasury Dealer at 5:00 p.m. on the third Business Day before that redemption date.

                  (b) Notice of any redemption pursuant to Paragraph 4(a) hereof will be given to holders of the Securities as set forth below. Any determination that is contemplated in Paragraph 4(a) hereof to be made by the Quotation Agent or the Issuer may be made by such person in its sole discretion and, when made by such person, shall be final and binding on the Issuer, holders of the Securities and all other persons absent manifest error. Interest installments

                                                       8

due on this Security on or prior to a redemption date will be payable to the holder of this Security of record at the close of business on the relevant record date, all as provided in the Fiscal Agency Agreement.

                  (c) In the case of any partial redemption of the Securities, the Securities to be redeemed shall be selected by the Fiscal Agent not less than 30 days prior to the date of such redemption, from the outstanding Securities not previously called for redemption, by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or a multiple thereof) of the principal of Securities of denomination larger than $1,000; provided, that if at the time of redemption such Securities are registered as a Global Security, the Depositary for such Global Security shall determine, in accordance with its procedures, the principal amount of such Securities to be redeemed held by each holder of a beneficial interest in such Global Security. The Fiscal Agent shall notify the Issuer promptly of the Securities or portion thereof to be redeemed.

                  (d) Notices to redeem Securities shall be given to holders of Securities in writing mailed, first-class postage prepaid, to each holder of registered Securities, or portions thereof, so to be redeemed, at his address as it appears in the securities register. Such notice will be given once not more than 60 days nor less than 30 days prior to the date fixed for redemption. If by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to give notice to the holders of Securities in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Issuer or by the Fiscal Agent on behalf of and at the instruction of the Issuer shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the mailed notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Note shall affect the sufficiency of any notice with respect to other
Securities. Notices to redeem Securities shall specify the date fixed for redemption, the Redemption Amount, the place or places of payment, that payment will be made upon presentation and surrender of the Securities to be redeemed (or portion thereof in the case of a partial redemption), that interest accrued to the date fixed for redemption (unless the date of redemption is a Scheduled Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue if the Securities are so redeemed. In addition, in the case of a partial redemption, such notice shall specify the Securities called for redemption and the aggregate principal amount of the Securities to remain outstanding after the redemption.

                  (e) If notice of redemption has been given in the manner set forth in paragraph 4(d) hereof, the Securities so to be redeemed shall be payable in full on the date specified in such notice and upon presentation and surrender of the Securities at the place or places specified in such notice, the Securities shall be paid and redeemed by the Issuer at the places and in the manner and currency herein specified and at the Redemption Amount together with accrued interest (unless the redemption date is a Scheduled Interest
Payment Date) to, but not including, the redemption date. From and after the redemption date, if monies for the redemption of Securities called for redemption shall have been made available at the Corporate Trust Office of the Fiscal Agent for redemption on the redemption date, the Securities called for redemption shall cease to bear interest, and the only right of the holders with respect to such Securities or portion thereof being redeemed shall be to receive payment of the Redemption

                                                       9

Amount together with accrued interest (unless the redemption date is a Scheduled Interest Payment Date) to the redemption date as aforesaid. If monies for the redemption of the Securities are not made available for payment until after the redemption date, the Securities called for redemption shall not cease to bear interest until such monies have been so made available.

                  (f) Any Security that is to be redeemed only in part shall be surrendered with, if the Issuer or the Fiscal Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the holder thereof or his attorney duly authorized in writing, and the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver to the holder of such Security without service charge, a new registered Security or Securities, of any authorized denomination as requested by such holder, and as permitted by Section 1(d) of the Fiscal Agency Agreement, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  5. (a) Notwithstanding anything to the contrary set forth herein or in the Fiscal Agency
Agreement, any payment of principal of, interest on or Redemption Amount or any other monies owing with respect to this Security, whether at the Scheduled Interest Payment Date or Scheduled Maturity Date specified herein, on the redemption date or otherwise, may be made only (i) out of the free and divisible surplus of the Issuer which the Superintendent determines to be available for such payments under Section 1307 and (ii) with the prior approval of the Superintendent whenever, in his judgment, the financial condition of the Issuer warrants such payment, in accordance with Section 1307. If the Superintendent does not approve the making of any payment of principal of or interest on this Security on the Scheduled Interest Payment Date or Scheduled Maturity Date
thereof, as specified herein, the Scheduled Interest Payment Date or Scheduled Maturity Date, as the case may be, shall be extended and such payment shall be made by the Issuer on the next following Business Day on which the Issuer shall have the approval of the Superintendent to make such payment. Interest will continue to accrue on any such unpaid principal through the actual date of payment at the rate of interest stated on the face hereof. Interest will not accrue on interest with respect to which the Scheduled Interest Payment Date has been extended, during the period of such extension. If the Superintendent approves a payment of principal of or interest on the Securities in an amount that is less than the full amount of principal of and interest on the
Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

                  (b) Any payment of principal of or interest on any Security as to which the approval of the
Superintendent has been obtained and which is not punctually paid or duly provided for on the Scheduled
Interest Payment Date or Scheduled Maturity Date thereof, as set forth herein (such payment being referred to as an "Unpaid Amount"), will forthwith cease to be payable to the registered owner of this Security on the relevant record date designated herein, and such Unpaid Amount will instead be payable to the registered owner of this Security on a subsequent special record date. The Issuer shall fix the special record date and payment date for the payment of any Unpaid Amount. At least 15 days before the special record date, the Issuer shall mail to each holder of the Securities and the Fiscal Agent a notice that states the special record date, payment date and amount of interest or principal to be paid. On the payment date

                                                      10

set forth in such notice, the Paying Agent shall pay the amount of interest or principal to be so paid to each holder of the Securities in the manner set forth in Section 4(a) of the Fiscal Agency Agreement.

                  6. (a) For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the Issuer shall provide, subject to the Payment Restrictions, to the Fiscal Agent in immediately available funds on or prior to 10:00 a.m., New York time, of each date on which a payment of principal of, interest on or Redemption
Amount with respect to this Security is payable, as set forth herein, such amounts as are necessary (with any amounts then held by the Fiscal Agent and available for the purpose) to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of, interest on and Redemption Amount with respect to, as the case may be, this Security as set forth herein and in the Fiscal Agency Agreement. Payments of interest on this Security may be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the
Scheduled Interest Payment Date of such payment to the person entitled thereto at such person's address appearing on the aforementioned register. Any permitted payment of principal of this Security may be made by check. Notwithstanding the foregoing, permitted payments of principal of, interest on or Redemption Amount with respect to this Security may be made, in the case of a registered holder of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank in the
United States if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days
(or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date on which such payment is scheduled to be made, of such election and of the account to which payments are to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The
Issuer shall pay any reasonable administrative costs in connection with making any such payments. The Fiscal
Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of Section 2 of the Fiscal Agency Agreement for the payment from funds so paid by the Issuer of the principal of, interest on and Redemption Amount with respect to this Security. Any monies held by the
Fiscal Agent for the payment of the principal of, interest on or Redemption Amount with respect to any of the
Securities remaining unclaimed for two years after such principal, interest or Redemption Amount has become payable in accordance with the Payment Restrictions (whether at the Scheduled Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer upon written request and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of, interest on and Redemption Amount with respect to this
Security, subject to the Payment Restrictions.

                  (b) In any case where the Scheduled Interest Payment Date, Scheduled Maturity Date or
redemption date of any Security shall be at any place of payment a day on which banking institutions are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close, then payment of principal of, interest on or Redemption Amount with respect to any Security need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking

                                                      11

institutions in the applicable jurisdiction are generally authorized or obligated by law or executive order to close (a "Business Day"), with the same force and effect as if made on the Scheduled Interest Payment Date,
Scheduled Maturity Date or redemption date thereof, and no interest shall accrue for the period of such delay.

                  7. The Issuer shall pay all stamp and other duties, if any, which may be imposed by the
United States of America or any governmental entity or any political subdivision thereof or taxing authority of or in the foregoing with respect to the Fiscal Agency Agreement or the initial issuance of this Security.
Except as otherwise specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, duty, assessment or other governmental charge of whatever nature imposed or levied by any government or any political subdivision or taxing authority thereof or therein.

                  8. For so long as any of the Securities remain outstanding or any amount remains unpaid on any of the Securities:

                  (a) Except with respect to transactions covered by Paragraph 9 hereof, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights (charter and statutory) and franchise; provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the Issuer has used its best efforts to not disadvantage in any material respect the holders of the Securities, or that not preserving such right or franchise is in the best interest of the policyholders of the Issuer having considered the interests of the holders of the Securities.

                  (b) The Issuer will not be or become an open-end investment company, unit investment trust or face amount certificate company that is or is required to be registered under Section 8 of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), if such action would cause the Issuer to be in violation of the Investment Company Act at any time prior to payment in full of the Securities.

                  (c) The Issuer shall use its best efforts to obtain the approval of the Superintendent in accordance with Section 1307 for the payment by the Issuer of principal of and interest on the Securities on the Scheduled Interest Payment Dates or Scheduled Maturity Date thereof, and, in the event any such approval has not been obtained for any such payment at or prior to the Scheduled Interest Payment Date or Scheduled
Maturity Date thereof, as the case may be, to continue to use its best efforts to obtain such approval promptly thereafter. Not less than 45 days prior to the Scheduled Interest Payment Date or Scheduled Maturity Date
thereof (excluding any such Scheduled Maturity Date that arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer), the
Issuer will seek the approval of the Superintendent to make each payment of principal of and interest on the
Securities. In addition, the Issuer shall notify or cause to be notified the Fiscal Agent no later than 5
Business Days (as defined herein), and the Fiscal Agent will notify each holder, prior to the Scheduled
Interest Payment Date for interest on or the Scheduled Maturity Date for principal of any Security (excluding any such Scheduled Maturity Date which arises as a result of the obtaining of an order or the granting of approval for the

                                                      12

rehabilitation, liquidation, conservation or dissolution of the Issuer) in the event that the Superintendent has not then approved the making of any such payment on such Scheduled Interest Payment Date or such Scheduled
Maturity Date, and thereafter shall promptly notify the Fiscal Agent, and the Fiscal Agent will notify each holder, in the event that the Issuer shall have failed to make any such payment on any such Scheduled Interest
Payment Date or such Scheduled Maturity Date. Without limiting the Issuer's obligations set forth in this paragraph, it is understood that, to the extent authorized by the Issuer's Board of Directors, the Issuer may
continue to declare and pay dividends to its stockholders and to declare policyowner dividends and to make dividend payments on its participating policies, in each case even though payments on the Securities may not have been approved by the Superintendent, regardless of the effect any such declaration or payment may have on the Superintendent's decision regarding payment of principal of, interest on or Redemption Amount with respect to the Securities.

                  9. For so long as any of the Securities remain outstanding or any amounts remain unpaid on any of the Securities, the Issuer may convert itself in any legal manner from a stock life insurance company into a mutual life insurance company, merge or consolidate with or into any other corporation or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any person, firm or corporation, if
(i) (A) in the case of a conversion, merger or consolidation, the Issuer is the surviving corporation or (B) in the case of a conversion, merger or consolidation where the Issuer is not the surviving corporation and in the case of any such sale, conveyance, transfer or other disposition, the successor corporation is a corporation organized and existing under the laws of the United States or a State thereof and such corporation expressly assumes by supplemental fiscal agency agreement all the obligations of the Issuer under the Securities and the
Fiscal Agency Agreement, (ii) at the time of any such conversion, merger or consolidation, or such sale, conveyance, transfer or other disposition, the Issuer shall not have failed to make payment of principal of, interest on or Redemption Amount with respect to the Securities after having received the Superintendent's prior approval to make such payment and, in the case of any payment of the Redemption Amount, the Issuer has given notice of redemption pursuant to Paragraph 4(a) hereof and (iii) the Issuer has delivered to the Fiscal
Agent an Officer's Certificate stating that such conversion, merger, consolidation, sale, conveyance, transfer or other disposition complies with this paragraph and that all conditions precedent herein provided for relating to such transaction have been complied with. In the event of the assumption by a successor corporation of the obligations of the Issuer as provided in clause (i)(B) of the immediately preceding sentence, such successor corporation shall succeed to and be substituted for the Issuer hereunder and under the Fiscal Agency
Agreement and all such obligations of the Issuer shall terminate.

                  10. No "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA") that is subject to Title I of ERISA, or "plan" within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), as to which the
Issuer or any of its affiliates is a "party in interest" within the meaning of Section 3(14) of ERISA or a
"disqualified person" within the meaning of Section 4975(e)(2) of the Code (each a "Plan"), and no person using the assets of any such Plan, may acquire this Security, unless the acquisition and continued holding of the
Security is exempt under one or more of Prohibited Transaction Class Exemptions ("PTCE") 84-14, 90-1, 91-38,
95-60 or 96-23 issued by the United States Department of Labor ("DOL") or another applicable prohibited transaction exemption issued by the DOL. The purchase by any person of

                                                      13

this Security shall constitute a representation by such person to the Issuer and the Fiscal Agent that such person either (i) is not a Plan or a person using the assets of any Plan or (ii) is a Plan or is a person using the assets of a Plan to purchase this Security and such Plan is (x) a "Qualified Institutional Buyer" as defined in Section 144A of the Act and (y) may acquire and hold this Security under PTCE 84-14, 90-1, 91-38,
95-60 or 96-23 or another applicable prohibited transaction exemption issued by the DOL. The restrictions on purchases (and continued holding) of the Securities set forth in this Paragraph 10 are in addition to those otherwise set forth in Section 6 of the Fiscal Agency Agreement and under applicable law.

                  11. (a) The Issuer agrees, and each Security holder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Paragraph, to the prior payment in full of all Indebtedness, Policy Claims and Other Creditor
Claims (each as hereinafter defined), in accordance with Section 7435 of the New York Insurance law (together with any successor provision, and as may be hereafter amended from time to time, "Section 7435").

                  (b) Upon any distribution to creditors of the Issuer in any rehabilitation, liquidation, conservation, dissolution or reorganization proceeding relating to the Issuer or its property, the priority of claims of Security holders shall be determined in accordance with Section 7435. In a proceeding commenced under
Article 74 of the New York Insurance Law, claims for principal of, interest on or Redemption Amount with respect to the Securities constitute Class 7 claims under Section 7435, as currently in effect. If the
Superintendent approves a payment of principal of, interest on or Redemption Amount with respect to the
Securities in an amount that is less than the full amount of principal of, interest on and Redemption Amount with respect to the Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

                  (c) If a distribution is made to Security holders that, because of this Paragraph, should not have been made to them, the Security holders who receive the distribution shall hold it in trust for holders of
Policy Claims, Indebtedness and Other Creditor Claims and pay it over to them as their interests may appear.

                  (d) The Issuer shall promptly notify the Fiscal Agent and the Paying Agent of any facts known to the Issuer that would cause a payment of principal of, interest on or Redemption Amount with respect to the
Securities to violate this Paragraph.

                  (e) This Paragraph defines the relative rights of security holders, on the one hand, and holders of any other claims, in accordance with Section 7435, on the other hand. Nothing in this Security or the Fiscal Agency Agreement shall: (i) impair, as between the Issuer and security holders, the obligation of the Issuer which is, subject to the Payment Restrictions, absolute and unconditional to pay principal of and interest on the Securities in accordance with their terms; (ii) affect the relative rights of Security holders and creditors of the Issuer, other than holders of Policy Claims, Indebtedness or Other Creditor Claims; or
(iii) prevent the Fiscal Agent or any Security holder from exercising any available remedies upon a breach by the Issuer of its obligations hereunder, subject to the rights of holders of Policy Claims, Indebtedness or other Creditor Claims to receive distributions otherwise payable to Securityholders.

                                                      14

                  (f) No right of any holder of Policy Claims, Indebtedness or Other Creditor claims to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Issuer or by its failure to comply with the terms of the Fiscal Agency Agreement.

                  (g) Each holder of Securities, by acceptance thereof, authorizes and directs the Fiscal Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Paragraph and appoints the Fiscal Agent its attorney-in-fact for any and all such purposes.

                  As used herein, "Indebtedness" of the Issuer shall mean (i) all existing or future indebtedness of the Issuer for borrowed money, (ii) all existing or future indebtedness for borrowed money of other persons, the payment of which is guaranteed by the Issuer, (iii) all existing or future obligations of the Issuer under any agreement obligating the Issuer to cause another person to maintain a minimum level of net worth, or otherwise to ensure the solvency of such person and (iv) any expense or any claim or amount, to the extent that payment of principal of, interest on and Redemption Amount with respect to the Securities is required by law to be subordinated to the prior payment thereof. Any indebtedness of the Issuer which by its express terms is subordinated in right of payment to, or ranks equally with, the Securities shall not constitute Indebtedness. However, under current law the Issuer cannot issue any indebtedness that by its terms is subordinate to the Securities. In addition, any other surplus notes or similar obligations of the Issuer shall not constitute Indebtedness and will rank pari passu with the Securities.

                  As used herein, "Policy Claims" shall mean all existing or future claims of policyholders or beneficiaries, as the case may be, under any and all existing or future policies, endorsements, riders and other contracts of insurance, annuity contracts, including, without limitation, guaranteed investment contracts, and funding agreements issued, assumed or renewed by the Issuer on or prior to the date hereof or hereafter created, all claims under separate account agreements to the extent such claims are not fully discharged by the assets held by the Issuer in the applicable separate accounts and all claims of The Life
Insurance Company Guarantee Corporation of New York or any other guaranty corporation or association of New
York or any other jurisdiction, other than claims described in clause (i) of the definition of "Other Creditor
Claims" below and claims for interest.

                  As used herein, "Other Creditor Claims" shall mean all other claims that, pursuant to Section
7435, have priority over claims with respect to the Securities. Under Section 7435 as currently in effect, such other claims include: (i) claims with respect to the actual and necessary costs and expenses of administration incurred by a liquidator, conservator, rehabilitator or ancillary rehabilitator under Section 7435; (ii) claims with respect to the actual and necessary costs and expenses of administration incurred by The Life Insurance
Guaranty Corporation or The Life Insurance Company Guaranty Corporation of New York; (iii) claims of The Life
Insurance Company Guaranty Corporation for certain funds loaned to the Superintendent under Section 7713(d) of the New York Insurance Law; (iv) debts up to $1,200 due to employees for services performed within one year of the commencement of rehabilitation, liquidation, conservation, dissolution or reorganization proceedings; (v)
claims for payment for goods furnished or services rendered in the ordinary course of business within 90 days of the

                                                      15

declaration of the impairment or insolvency of the Issuer; (vi) claims of the federal or any state or local government (provided that claims for a penalty or forfeiture shall be included only to the extent of pecuniary loss and reasonable costs occasioned by the act giving rise to the forfeiture or penalty); and (vii)
claims of general creditors and all other claims having priority under Section 7435.

                  12. For so long as any of the Securities remain outstanding or any amount remains unpaid on any of the Securities, the Issuer shall, in accordance with Rule 144A, comply with the terms of the agreements set forth in Section 8 of the Fiscal Agency Agreement. The provisions of Section 8 of the Fiscal Agency
Agreement are hereby incorporated mutatis mutandis herein.

                  13. In case this Security shall become mutilated, defaced, destroyed, lost or stolen, the
Issuer will execute and upon the Issuer's request the Fiscal Agent shall authenticate and deliver a new
Security, having a number not contemporaneously outstanding, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication and bearing interest from the date to which interest has been paid on this Security, in exchange and substitution for this Security (upon surrender and cancellation thereof) or in lieu of and substitution for this Security.
In the case where this Security is destroyed, lost or stolen, the applicant for a substituted Security shall furnish to the Issuer such security or indemnity as may be required by it to save each of it harmless, and, in every case of destruction, loss or theft of this Security, the applicant shall also furnish to the Issuer satisfactory evidence of the destruction, loss or theft of this Security and of the ownership thereof;
provided, however, that if the registered holder hereof is, in the judgment of the Issuer, an institution of recognized responsibility, such holder's written agreement of indemnity shall be deemed to be satisfactory for the issuance of a new Security in lieu of and substitution for this Security. The Fiscal Agent shall authenticate any such substituted Security and deliver the same only upon written request or authorization of the Issuer. Upon the issuance of any substituted Security, the Issuer may require the payment by the registered holder thereof of a sum sufficient to cover fees and expenses connected therewith. In case this Security has matured or is about to mature and shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, subject to the Payment Restrictions, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except if this Security is mutilated or defaced) upon compliance by the registered holder with the provisions of this Paragraph 13 as hereinabove set forth.

                  14. Section 11 of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided and with the consent of the holders of a majority of the principal amount of the outstanding Securities present at a meeting duly called pursuant thereto or by written consent of such percentage of the principal amount of all outstanding
Securities, the Issuer and the Fiscal Agent may, with the prior approval of the Superintendent, modify, amend or supplement the Fiscal Agency Agreement or the terms of the Securities or may give consents or waivers or take other actions with respect thereto. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the holder of this Security and on all future holders of this
Security and of any Security issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation thereof is made upon this

                                                      16

Security. The Fiscal Agency Agreement and the terms of the Securities may, with the prior approval of the
Superintendent, be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities, for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of
Securities, or (b) surrendering any right or power conferred upon the Issuer, or (c) securing the Securities pursuant to the requirements hereof, thereof or otherwise, or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Fiscal Agency Agreement as permitted by the Securities and the Fiscal Agency Agreement, or
(e) modifying the restrictions on, and procedures for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Securities in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Security holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Fiscal Agency Agreement in a manner which does not adversely affect the interest of any Security holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Security holder, to all of which each holder of any Security, by acceptance thereof, consents.

                  15. Holders of Securities may enforce the Fiscal Agency Agreement or the Securities only in the manner set forth below.

                  (a) In the event that any state or federal agency shall obtain an order or grant approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer, the Securities will upon the obtaining of such an order or the granting of such approval immediately mature in full without any action on the part of the Fiscal Agent or any holder of the Securities, with payment thereon being subject to the Payment
Restrictions, and any restrictions imposed as a consequence of, or pursuant to, such proceedings.
Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, in no event shall the
Fiscal Agent or any holder of the Securities be entitled to declare the Securities to immediately mature or otherwise be immediately payable.

                  (b) In the event that the Superintendent approves in whole or in part a payment of any principal of, interest on or Redemption Amount with respect to any Securities and the Issuer fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of the Fiscal Agent or any holder of
Securities. In the event that the Issuer fails to perform any of its other obligations hereunder or under the
Fiscal Agency Agreement, each holder of the Securities may pursue any available remedy to enforce the performance of any provision of such Securities or the Fiscal Agency Agreement; provided, however, that such remedy shall in no event include the right to declare the Securities immediately payable, and shall in no circumstances be inconsistent with the provisions of Section 1307. A delay or omission by any Security holder in exercising any right or remedy accruing as a result of the Issuer's failure to perform its obligations hereunder or under the Fiscal Agency Agreement and the continuation thereof shall not impair such right or remedy or constitute a waiver of or

                                                      17

acquiescence in such non-performance by the Issuer. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.

                  (c) Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, the right of any holder of Securities to receive payment of the principal of and interest on such holder's
Securities on or after the respective Scheduled Interest Payment Dates or Scheduled Maturity Date expressed in such Securities, or to bring suit for the enforcement of any such payment on or after such respective Scheduled
Interest Payment Dates or Scheduled Maturity Date, in each case subject to such payment on such dates having received the approval of the Superintendent pursuant to the Payment Restrictions, including the approval of the
Superintendent pursuant to Section 1307, is absolute and unconditional and shall not be impaired or affected without the consent of the holder.

                  16. No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer, subject to the Payment
Restrictions, to pay the principal of, interest on and Redemption Amount with respect to this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  17. THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS.

                                                      18

                                                                                                   EXHIBIT B-1

                                 FORM OF PERMANENT REGULATION S GLOBAL SECURITY

                                                     B-1-1

                                 FORM OF REGULATION S PERMANENT GLOBAL SECURITY

         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION
UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE REOFFERED, RESOLD,
PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND
IN ACCORDANCE WITH THE FISCAL AGENCY AGREEMENT, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE
TRUST OFFICE OF THE FISCAL AGENT. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS
SECURITY MAY BE RELYING ON THE EXEMPTION FROM SUCH REGISTRATION PROVIDED BY RULE 144A UNDER THE ACT (TOGETHER
WITH ANY SUCCESSOR PROVISION AND AS SUCH MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "RULE 144A").

         UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY
("DTC") TO PHOENIX LIFE INSURANCE COMPANY (THE "ISSUER") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR
PAYMENT, AND ANY SECURITY ISSUED IN EXCHANGE FOR THIS SECURITY OR ANY PORTION HEREOF IS REGISTERED IN THE NAME
OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS
MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE
THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT REFERRED TO
HEREINAFTER. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE
NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN
SECTION 5 OF THE FISCAL AGENCY AGREEMENT, AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE
WITH THE RESTRICTIONS SET FORTH IN SECTION 6(C) OF THE FISCAL AGENCY AGREEMENT.

         THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS SECURITY MAY NOT BE
OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN A MINIMUM PRINCIPAL AMOUNT OF $10,000 TO A PERSON
WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A, IN A
TRANSACTION IN ACCORDANCE WITH RULE 144A, (2) IN A MINIMUM PRINCIPAL AMOUNT OF $10,000 IN AN OFFSHORE
TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE ACT (TOGETHER WITH ANY SUCCESSOR
PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "REGULATION S"), (3) PURSUANT TO AN
EXEMPTION FROM

REGISTRATION PROVIDED BY RULE 144 (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM
TIME TO TIME) UNDER THE ACT (IF AVAILABLE), (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT
OR (5) SUBJECT TO THE PRIOR APPROVAL OF THE SUPERINTENDENT (AS HEREINAFTER DEFINED) TO THE ISSUER OR ANY
AFFILIATE OF THE ISSUER (WITHIN THE MEANING OF THE ACT), IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE
SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND (B) THAT THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS
REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESTRICTIONS REFERRED TO IN (A) ABOVE.

         ALL PAYMENTS OF PRINCIPAL (INCLUDING ANY PAYMENT OF A REDEMPTION AMOUNT, AS HEREINAFTER DEFINED) AND
INTEREST ON THIS SECURITY MAY ONLY BE MADE OUT OF THE ISSUER'S FREE AND DIVISIBLE SURPLUS AND WITH THE PRIOR
APPROVAL OF THE SUPERINTENDENT OF INSURANCE OF THE STATE OF NEW YORK (THE "SUPERINTENDENT"), IN ACCORDANCE WITH
SECTION 1307 OF THE NEW YORK INSURANCE LAW (TOGETHER WITH ANY SUCCESSOR PROVISION, AND AS MAY BE HEREAFTER
AMENDED FROM TIME TO TIME, "SECTION 1307"). THERE ARE NO GUIDELINES OR INTERPRETATIONS AS TO THE EXTENT OF THE
SUPERINTENDENT'S DISCRETION UNDER SECTION 1307 IN DETERMINING WHETHER THE FINANCIAL CONDITION OF THE ISSUER
WARRANTS THE MAKING OF SUCH PAYMENTS.

         BY ITS ACCEPTANCE OF THE NOTES, EACH HOLDER OF THE NOTES SHALL BE DEEMED TO HAVE REPRESENTED TO THE
ISSUER THAT (A) SUCH HOLDER NOT A U.S. PERSON (AS DEFINED IN REGULATION S) AND IS NOT PURCHASING THE NOTES IN
THE UNITED STATES OF AMERICA, ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION (THE
"UNITED STATES"); AND (B) IT IS ITS INTENT AND IT UNDERSTANDS IT IS THE INTENT OF THE ISSUER, FOR PURPOSES OF
UNITED STATES FEDERAL, STATE AND LOCAL INCOME TAXES THAT THE NOTES BE TREATED AS INDEBTEDNESS OF THE ISSUER,
AGREES TO SUCH TREATMENT AND AGREES TO TAKE NO ACTION INCONSISTENT WITH SUCH TREATMENT.

                                                       2

                                         PHOENIX LIFE INSURANCE COMPANY

                                   7.15% Surplus Notes scheduled to mature on
                                               December 15, 2034

CUSIP No.:  U71885 AA2
ISIN No.:   USU71885AA28                                                                      $__________

         PHOENIX LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of the State of New York (herein called the "Issuer"), for value received, hereby promises to pay, subject to the approval of the Superintendent pursuant to Section 1307, to Cede & Co., or registered assigns, the principal sum of
__________ United States dollars ($_________) or such other amount (not to exceed one hundred seventy five million dollars ($175,000,000) when taken together with all of the Issuer's 7.15% Surplus Notes scheduled to mature on December 15, 2034 issued and outstanding in definitive certificated form or in the form of another global Security) as may from time to time represent the principal amount of the Issuer's 7.15% Surplus Notes scheduled to mature on December 15, 2034 in respect of which beneficial interests are held through the
Depositary in the form of a global Security, on December 15, 2034 (the "Scheduled Maturity Date"), and to pay
interest thereon, subject to the approval of the Superintendent pursuant to Section 1307, from December 15,
2004 or from the most recent Scheduled Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year, commencing June 15, 2005 (each a
"Scheduled Interest Payment Date"), at the rate of 7.15% per annum, until the principal hereof is paid or duly provided for. This Security is subject to redemption prior to the Scheduled Maturity Date as specified in paragraph 4 hereof. The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall also be deemed to be the Scheduled
Maturity Date. As specified on the reverse hereof, all payments of principal of, interest on or Redemption
Amount (as hereinafter defined) with respect to this Security may be made only out of the Issuer's free and divisible surplus and only with the prior approval of the Superintendent pursuant to Section 1307. The interest so payable, and punctually paid or duly provided for, on any Scheduled Interest Payment Date shall be paid, in accordance with the terms of the Fiscal Agency Agreement hereinafter referred to, to the person (the
"registered holder") in whose name this Security (or one or more predecessor Securities) is registered at the close of business on June 1 or December 1 (whether or not a Business Day (as defined on the reverse hereof)), as the case may be (each a "Regular Record Date"), next preceding such Scheduled Interest Payment Date.
Interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date and shall be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered holders of the Securities not less than 15 days prior to such special record date.

         Principal of and Redemption Amount with respect to this Security shall be payable against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed

                                                       3

pursuant to the Fiscal Agency Agreement. Payments of principal of and Redemption Amount with respect to the
Securities shall be made only against surrender of the Securities. Payments of interest on this Security may be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the Scheduled Interest Payment Date of such payment to the person entitled thereto at such person's address appearing on the aforementioned register. Any permitted payment of principal of and Redemption Amount with respect to this Security may be made by check. Notwithstanding the forgoing, permitted payments of principal of, any interest on or Redemption Amount with respect to this Security shall be made, in the case of a registered holder of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank in the United States if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the applicable Scheduled Maturity Date or Scheduled Interest Payment Date hereof, of such election and of the account to which payment is to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer agrees that until this
Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the full principal of and interest remaining unpaid on this Security have been made available for payment and either paid or returned to the Issuer as provided herein, it will at all times maintain offices or agencies in the
Borough of Manhattan, The City of New York for the payment of the principal of, interest on and Redemption
Amount with respect to the Securities as herein provided.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Security may be executed by the Issuer by manual or facsimile signatures, and such signatures may be executed on separate counterparts.

         Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Security shall not be valid or obligatory for any purpose.

                                                       4

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

                                                 PHOENIX LIFE INSURANCE COMPANY

                                                 By:
                                                       Name:
                                                       Title:

                                                 By:
                                                       Name:
                                                       Title:

         This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement.

                                                 THE BANK OF NEW YORK
                                                 as Fiscal Agent

                                                 By:
                                                                      Authorized Signatory

                                                       5

                                                FORM OF REVERSE

         1.     This Security is one of a duly authorized issue of 7.15% Surplus Notes scheduled to mature on
December 15, 2034 of the Issuer (herein called the "Securities" or "Notes"), limited in aggregate principal amount to $175,000,000. The Issuer and The Bank of New York (as "Fiscal Agent") have entered into a Fiscal
Agency Agreement, dated as of December 15, 2004 (such instrument, as it may be duly amended from time to time, is herein called the "Fiscal Agency Agreement"), which provides for the mechanism for issuing the Securities and, inter alia, sets forth certain duties of the Fiscal Agent in connection therewith. As used herein, the term "Fiscal Agent" includes any successor fiscal agent under the Fiscal Agency Agreement. Copies of the Fiscal
Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York. Holders of Securities are referred to the Fiscal Agency
Agreement for a statement of the terms thereof, including those relating to transfer, payment, exchanges and certain other matters to all of which terms the Securities are subject. The Fiscal Agent or any Paying Agent shall also act as Transfer Agent and Securities registrar. Terms used herein which are defined in the Fiscal
Agency Agreement but not otherwise defined herein shall have the meanings assigned to such terms in the Fiscal
Agency Agreement.

         The Securities are direct and unsecured obligations of the Issuer and, subject to the payment restrictions contained in Paragraphs 5 and 11 hereof (the "Payment Restrictions"), are scheduled to mature on
December 15, 2034. Section 1307 provides that the Securities are not part of the legal liabilities of the
Issuer and are not a basis of any set-off against the Issuer.

         The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall also be deemed to be the Scheduled
Maturity Date.

         2.     The Securities are issuable only in fully registered form without coupons. The Securities and beneficial interests in Global Securities shall be issuable: (i) in the case of Securities offered and sold to the Initial Purchasers and subsequently transferred in reliance on Rule 144A, in minimum denominations of
$10,000 and any amount in excess thereof that is an integral multiple of $1,000; (ii) in the case of Securities offered and sold to the Initial Purchasers and subsequently transferred in reliance on Regulation S, in minimum denominations of $10,000 and any amount in excess thereof that is an integral multiple of $1,000; and (iii) in the case of Securities offered and sold to the Initial Purchasers and subsequently transferred to Accredited
Investors, in minimum denominations of $100,000 and any amount in excess thereof that is an integral multiple of $1,000.

         3.     The Issuer shall maintain, in the Borough of Manhattan, The City of New York, a Transfer Agent
where Securities may be registered or surrendered for registration of transfer or exchange. The Issuer has initially appointed the corporate trust office of the Fiscal Agent as its Transfer Agent in the Borough of
Manhattan, The City of New York. The Issuer shall cause each Transfer Agent to act as a Securities registrar and shall cause to be kept at the office of each Transfer Agent a register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and registration of transfers of Securities. The Issuer reserves the right to vary or terminate the appointment of any

                                                       6

Transfer Agent or to appoint additional or other Transfer Agents or to approve any change in the office through which any Transfer Agent acts; provided, that there shall at all times be a Transfer Agent in the Borough of
Manhattan, The City of New York. The Issuer shall cause notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent shall act to be provided to holders of Securities.

         Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, the transfer of a
Security is registrable on the aforementioned register upon surrender of such Security at any Transfer Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by, the registered holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

         Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, at the option of the registered holder upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and aggregate principal amount upon surrender of the Securities to be exchanged at the office of any Transfer Agent. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities which the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange shall be effected upon the Issuer being satisfied with the documents of title and identity of the person making the request and subject to the restrictions set forth in the immediately following paragraph and such reasonable regulations as the Issuer may from time to time agree with the Fiscal Agent.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith and any other amounts, if any, required to be paid by the provisions of the Securities in connection with a transfer or exchange thereof.

         Prior to due presentment of this Security for registration of transfer, the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

         4.     (a) Subject to the Payment Restrictions, including the prior approval of the Superintendent pursuant to Section 1307, the Securities are subject to redemption, as a whole or in part, at the option of the
Issuer at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the

                                                       7

remaining scheduled payments of principal and interest on the Securities to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate
(as defined below), plus 35 basis points (the greater of (i) and (ii), the "Redemption Amount"), plus, in either case (i) or (ii), accrued interest on the Securities to be redeemed to, but not including, the date of redemption.

         (i)    "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity, as determined by the Quotation Agent, of the Comparable
Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

         (ii)   "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation
Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

         (iii)  "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the
Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of these
Reference Treasury Dealer Quotations, or (ii) if the Issuer obtains fewer than three Reference Treasury Dealer
Quotations, the average of all such Quotations, in either case (i) or (ii) as determined by the Issuer.

         (iv)   "Quotation Agent" means Goldman, Sachs & Co. (or its successor) or any successor Quotation
Agent appointed by the Issuer from time to time.

         (v)    "Reference Treasury Dealer" means: (i) Goldman, Sachs & Co. (or its successor) and one or more other Primary Treasury Dealers (as defined in this paragraph) appointed by the Issuer; provided, however, that if Goldman, Sachs & Co. (or its successor) or any other selected Primary Treasury Dealer shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the
Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

         (vi)   "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the
Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by that Reference Treasury Dealer at 5:00 p.m. on the third Business Day before that redemption date.

         (b)    Notice of any redemption pursuant to paragraph 4(a) hereof will be given to holders of the
Securities as set forth below. Any determination that is contemplated in paragraph 4(a) hereof to be made by the Quotation Agent or the Issuer may be made by such person in its sole discretion and, when made by such person, shall be final and binding on the Issuer, holders of the Securities and all other persons absent manifest error. Interest installments

                                                       8

due on this Security on or prior to a redemption date will be payable to the holder of this Security of record at the close of business on the relevant record date, all as provided in the Fiscal Agency Agreement.

         (c)    In the case of any partial redemption of the Securities, the Securities to be redeemed shall be selected by the Fiscal Agent not less than 30 days prior to the date of such redemption, from the outstanding
Securities not previously called for redemption, by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or a multiple thereof) of the principal of Securities of denomination larger than $1,000; provided, that if at the time of redemption such Securities are registered as a Global Security, the Depositary for such Global Security shall determine, in accordance with its procedures, the principal amount of such Securities to be redeemed held by each holder of a beneficial interest in such Global Security. The Fiscal Agent shall notify the Issuer promptly of the Securities or portion thereof to be redeemed.

         (d)    Notices to redeem Securities shall be given to holders of Securities in writing mailed, first-class postage prepaid, to each holder of registered Securities, or portions thereof, so to be redeemed, at his address as it appears in the securities register. Such notice will be given once not more than 60 days nor less than 30 days prior to the date fixed for redemption. If by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to give notice to the holders of Securities in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Issuer or by the Fiscal Agent on behalf of and at the instruction of the Issuer shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the mailed notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Note shall affect the sufficiency of any notice with respect to other
Securities. Notices to redeem Securities shall specify the date fixed for redemption, the Redemption Amount, the place or places of payment, that payment will be made upon presentation and surrender of the Securities to be redeemed (or portion thereof in the case of a partial redemption), that interest accrued to the date fixed for redemption (unless the date of redemption is a Scheduled Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue if the Securities are so redeemed. In addition, in the case of a partial redemption, such notice shall specify the Securities called for redemption and the aggregate principal amount of the Securities to remain outstanding after the redemption.

         (e)    If notice of redemption has been given in the manner set forth in paragraph 4(d) hereof, the
Securities so to be redeemed shall be payable in full on the date specified in such notice and upon presentation and surrender of the Securities at the place or places specified in such notice, the Securities shall be paid and redeemed by the Issuer at the places and in the manner and currency herein specified and at the Redemption Amount together with accrued interest (unless the redemption date is a Scheduled Interest
Payment Date) to, but not including, the redemption date. From and after the redemption date, if monies for the redemption of Securities called for redemption shall have been made available at the Corporate Trust Office of the Fiscal Agent for redemption on the redemption date, the Securities called for redemption shall cease to bear interest, and the only right of the holders with respect to such Securities or portion thereof being redeemed shall be to receive payment of the Redemption

                                                       9

Amount together with accrued interest (unless the redemption date is a Scheduled Interest Payment Date) to the redemption date as aforesaid. If monies for the redemption of the Securities are not made available for payment until after the redemption date, the Securities called for redemption shall not cease to bear interest until such monies have been so made available.

         (f)   Any Security that is to be redeemed only in part shall be surrendered with, if the Issuer or the Fiscal Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the holder thereof or his attorney duly authorized in writing, and the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver to the holder of such Security without service charge, a new registered Security or Securities, of any authorized denomination as requested by such holder, and as permitted by Section 1(d) of the Fiscal Agency Agreement, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

         5.    (a) Notwithstanding anything to the contrary set forth herein or in the Fiscal Agency Agreement, any payment of principal of, interest on or Redemption Amount or any other monies owing with respect to this
Security, whether at the Scheduled Interest Payment Date or Scheduled Maturity Date specified herein, on the redemption date or otherwise, may be made only (i) out of the free and divisible surplus of the Issuer which the Superintendent determines to be available for such payments under Section 1307 and (ii) with the prior approval of the Superintendent whenever, in his judgment, the financial condition of the Issuer warrants such payment, in accordance with Section 1307. If the Superintendent does not approve the making of any payment of principal of or interest on this Security on the Scheduled Interest Payment Date or Scheduled Maturity Date
thereof, as specified herein, the Scheduled Interest Payment Date or Scheduled Maturity Date, as the case may be, shall be extended and such payment shall be made by the Issuer on the next following Business Day on which the Issuer shall have the approval of the Superintendent to make such payment. Interest will continue to accrue on any such unpaid principal through the actual date of payment at the rate of interest stated on the face hereof. Interest will not accrue on interest with respect to which the Scheduled Interest Payment Date has been extended, during the period of such extension. If the Superintendent approves a payment of principal of or interest on the Securities in an amount that is less than the full amount of principal of and interest on the
Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

         (b)   Any payment of principal of or interest on any Security as to which the approval of the
Superintendent has been obtained and which is not punctually paid or duly provided for on the Scheduled
Interest Payment Date or Scheduled Maturity Date thereof, as set forth herein (such payment being referred to as an "Unpaid Amount"), will forthwith cease to be payable to the registered owner of this Security on the relevant record date designated herein, and such Unpaid Amount will instead be payable to the registered owner of this Security on a subsequent special record date. The Issuer shall fix the special record date and payment date for the payment of any Unpaid Amount. At least 15 days before the special record date, the Issuer shall mail to each holder of the Securities and the Fiscal Agent a notice that states the special record date, payment date and amount of interest or principal to be paid. On the payment date

                                                      10

set forth in such notice, the Paying Agent shall pay the amount of interest or principal to be so paid to each holder of the Securities in the manner set forth in Section 4(a) of the Fiscal Agency Agreement.

         6.    (a) For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the Issuer shall provide, subject to the Payment Restrictions, to the Fiscal Agent in immediately available funds on or prior to
10:00 a.m., New York time, of each date on which a payment of principal of, interest on or Redemption Amount with respect to this Security is payable, as set forth herein, such amounts as are necessary (with any amounts then held by the Fiscal Agent and available for the purpose) to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of, interest on and Redemption Amount with respect to, as the case may be, this Security as set forth herein and in the Fiscal Agency Agreement. Payments of interest on this Security may be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the Scheduled
Interest Payment Date of such payment to the person entitled thereto at such person's address appearing on the aforementioned register. Any permitted payment of principal of this Security may be made by check.
Notwithstanding the foregoing, permitted payments of principal of, interest on or Redemption Amount with respect to this Security may be made, in the case of a registered holder of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank in the
United States if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days
(or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date on which such payment is scheduled to be made, of such election and of the account to which payments are to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The
Issuer shall pay any reasonable administrative costs in connection with making any such payments. The Fiscal
Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of Section 2 of the Fiscal Agency Agreement for the payment from funds so paid by the Issuer of the principal of, interest on and Redemption Amount with respect to this Security. Any monies held by the
Fiscal Agent for the payment of the principal of, interest on or Redemption Amount with respect to any of the
Securities remaining unclaimed for two years after such principal, interest or Redemption Amount has become payable in accordance with the Payment Restrictions (whether at the Scheduled Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer upon written request and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of, interest on and Redemption Amount with respect to this
Security, subject to the Payment Restrictions.

         (b)   In any case where the Scheduled Interest Payment Date, Scheduled Maturity Date or redemption date of any Security shall be at any place of payment a day on which banking institutions are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close, then payment of principal of, interest on or Redemption Amount with respect to any Security need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking

                                                      11

institutions in the applicable jurisdiction are generally authorized or obligated by law or executive order to close (a "Business Day"), with the same force and effect as if made on the Scheduled Interest Payment Date,
Scheduled Maturity Date or redemption date thereof, and no interest shall accrue for the period of such delay.

         7.    The Issuer shall pay all stamp and other duties, if any, which may be imposed by the United
States of America or any governmental entity or any political subdivision thereof or taxing authority of or in the foregoing with respect to the Fiscal Agency Agreement or the initial issuance of this Security. Except as otherwise specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, duty, assessment or other governmental charge of whatever nature imposed or levied by any government or any political subdivision or taxing authority thereof or therein.

         8.    For so long as any of the Securities remain outstanding or any amount remains unpaid on any of the Securities:

         (a)   Except with respect to transactions covered by Paragraph 9 hereof, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights (charter and statutory) and franchise; provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the Issuer has used its best efforts to not disadvantage in any material respect the holders of the Securities, or that not preserving such right or franchise is in the best interest of the policyholders of the Issuer having considered the interests of the holders of the Securities.

         (b)   The Issuer will not be or become an open-end investment company, unit investment trust or face amount certificate company that is or is required to be registered under Section 8 of the Investment Company
Act of 1940, as amended (the "Investment Company Act"), if such action would cause the Issuer to be in violation of the Investment Company Act at any time prior to payment in full of the Securities.

         (c)   The Issuer shall use its best efforts to obtain the approval of the Superintendent in accordance with Section 1307 for the payment by the Issuer of principal of and interest on the Securities on the Scheduled Interest Payment Dates or Scheduled Maturity Date thereof, and, in the event any such approval has not been obtained for any such payment at or prior to the Scheduled Interest Payment Date or Scheduled
Maturity Date thereof, as the case may be, to continue to use its best efforts to obtain such approval promptly thereafter. Not less than 45 days prior to the Scheduled Interest Payment Date or Scheduled Maturity Date
thereof (excluding any such Scheduled Maturity Date that arises as a result of the obtaining of an order or the granting of approval for the

                                                      12

rehabilitation, liquidation, conservation or dissolution of the Issuer), the Issuer will seek the approval of the Superintendent to make each payment of principal of and interest on the Securities. In addition, the Issuer shall notify or cause to be notified the Fiscal Agent no later than 5 Business Days (as defined herein), and the Fiscal Agent will notify each holder, prior to the Scheduled Interest Payment Date for interest on or the
Scheduled Maturity Date for principal of any Security (excluding any such Scheduled Maturity Date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer) in the event that the Superintendent has not then approved the making of any such payment on such Scheduled Interest Payment Date or such Scheduled Maturity Date, and thereafter shall promptly notify the Fiscal Agent, and the Fiscal Agent will notify each holder, in the event that the Issuer shall have failed to make any such payment on any such Scheduled Interest Payment Date or such
Scheduled Maturity Date. Without limiting the Issuer's obligations set forth in this paragraph, it is understood that, to the extent authorized by the Issuer's Board of Directors, the Issuer may continue to declare and pay dividends to its stockholders and to declare policyowner dividends and to make dividend payments on its participating policies, in each case even though payments on the Securities may not have been approved by the Superintendent, regardless of the effect any such declaration or payment may have on the
Superintendent's decision regarding payment of principal of, interest on or Redemption Amount with respect to the Securities.

         9.    For so long as any of the Securities remain outstanding or any amounts remain unpaid on any of the Securities, the Issuer may convert itself in any legal manner from a stock life insurance company into a mutual life insurance company, merge or consolidate with or into any other corporation or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any person, firm or corporation, if
(i) (A) in the case of a conversion, merger or consolidation, the Issuer is the surviving corporation or (B) in the case of a conversion, merger or consolidation where the Issuer is not the surviving corporation and in the case of any such sale, conveyance, transfer or other disposition, the successor corporation is a corporation organized and existing under the laws of the United States or a State thereof and such corporation expressly assumes by supplemental fiscal agency agreement all the obligations of the Issuer under the Securities and the
Fiscal Agency Agreement, (ii) at the time of any such conversion, merger or consolidation, or such sale, conveyance, transfer or other disposition, the Issuer shall not have failed to make payment of principal of, interest on or Redemption Amount with respect to the Securities after having received the Superintendent's prior approval to make such payment and, in the case of any payment of the Redemption Amount, the Issuer has given notice of redemption pursuant to Paragraph 4(a) hereof and (iii) the Issuer has delivered to the Fiscal
Agent an Officer's Certificate stating that such conversion, merger, consolidation, sale, conveyance, transfer or other disposition complies with this paragraph and that all conditions precedent herein provided for relating to such transaction have been complied with. In the event of the assumption by a successor corporation of the obligations of the Issuer as provided in clause (i)(B) of the immediately preceding sentence, such successor corporation shall succeed to and be substituted for the Issuer hereunder and under the Fiscal Agency
Agreement and all such obligations of the Issuer shall terminate.

         10.   No "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income
Security Act of 1974, as amended ("ERISA") that is subject to Title I of ERISA, or "plan" within the meaning of
Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), as to which the Issuer or any of its affiliates is a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of Section 4975(e)(2) of the Code (each a "Plan"), and no person using the assets of any such Plan, may acquire this Security, unless the acquisition and continued holding of the Security is exempt under one or more of Prohibited Transaction Class Exemptions ("PTCE") 84-14, 90-1, 91-38, 95-60 or 96-23
issued by the United States Department of Labor ("DOL") or another applicable prohibited transaction exemption issued by the DOL. The purchase by any person of

                                                      13

this Security shall constitute a representation by such person to the Issuer and the Fiscal Agent that such person either (i) is not a Plan or a person using the assets of any Plan or (ii) is a Plan or is a person using the assets of a Plan to purchase this Security and such Plan is (x) a "Qualified Institutional Buyer" as defined in Section 144A of the Act and (y) may acquire and hold this Security under PTCE 84-14, 90-1, 91-38,
95-60 or 96-23 or another applicable prohibited transaction exemption issued by the DOL. The restrictions on purchases (and continued holding) of the Securities set forth in this Paragraph 10 are in addition to those otherwise set forth in Section 6 of the Fiscal Agency Agreement and under applicable law.

         11.   (a) The Issuer agrees, and each Security holder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Paragraph, to the prior payment in full of all Indebtedness, Policy Claims and Other Creditor
Claims (each as hereinafter defined), in accordance with Section 7435 of the New York Insurance law (together with any successor provision, and as may be hereafter amended from time to time, "Section 7435").

         (b)   Upon any distribution to creditors of the Issuer in any rehabilitation, liquidation, conservation, dissolution or reorganization proceeding relating to the Issuer or its property, the priority of claims of Security holders shall be determined in accordance with Section 7435. In a proceeding commenced under
Article 74 of the New York Insurance Law, claims for principal of, interest on or Redemption Amount with respect to the Securities constitute Class 7 claims under Section 7435, as currently in effect. If the
Superintendent approves a payment of principal of, interest on or Redemption Amount with respect to the
Securities in an amount that is less than the full amount of principal of, interest on and Redemption Amount with respect to the Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

         (c)   If a distribution is made to Security holders that, because of this Paragraph, should not have been made to them, the Security holders who receive the distribution shall hold it in trust for holders of
Policy Claims, Indebtedness and Other Creditor Claims and pay it over to them as their interests may appear.

         (d)   The Issuer shall promptly notify the Fiscal Agent and the Paying Agent of any facts known to the Issuer that would cause a payment of principal of, interest on or Redemption Amount with respect to the
Securities to violate this Paragraph.

         (e)   This Paragraph defines the relative rights of security holders, on the one hand, and holders of any other claims, in accordance with Section 7435, on the other hand. Nothing in this Security or the Fiscal
Agency Agreement shall: (i) impair, as between the Issuer and security holders, the obligation of the Issuer which is, subject to the Payment Restrictions, absolute and unconditional to pay principal of and interest on the Securities in accordance with their terms; (ii) affect the relative rights of Security holders and creditors of the Issuer, other than holders of Policy Claims, Indebtedness or Other Creditor Claims; or (iii)
prevent the Fiscal Agent or any Security holder from exercising any available remedies upon a breach by the
Issuer of its obligations hereunder, subject to the rights of holders of Policy Claims, Indebtedness or other
Creditor Claims to receive distributions otherwise payable to Securityholders.

                                                      14

         (f)   No right of any holder of Policy Claims, Indebtedness or Other Creditor claims to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Issuer or by its failure to comply with the terms of the Fiscal Agency Agreement.

         (g)   Each holder of Securities, by acceptance thereof, authorizes and directs the Fiscal Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Paragraph and appoints the Fiscal Agent its attorney-in-fact for any and all such purposes.

         As used herein, "Indebtedness" of the Issuer shall mean (i) all existing or future indebtedness of the Issuer for borrowed money, (ii) all existing or future indebtedness for borrowed money of other persons, the payment of which is guaranteed by the Issuer, (iii) all existing or future obligations of the Issuer under any agreement obligating the Issuer to cause another person to maintain a minimum level of net worth, or otherwise to ensure the solvency of such person and (iv) any expense or any claim or amount, to the extent that payment of principal of, interest on and Redemption Amount with respect to the Securities is required by law to be subordinated to the prior payment thereof. Any indebtedness of the Issuer which by its express terms is subordinated in right of payment to, or ranks equally with, the Securities shall not constitute Indebtedness.
However, under current law the Issuer cannot issue any indebtedness that by its terms is subordinate to the
Securities. In addition, any other surplus notes or similar obligations of the Issuer shall not constitute
Indebtedness and will rank pari passu with the Securities.

         As used herein, "Policy Claims" shall mean all existing or future claims of policyholders or beneficiaries, as the case may be, under any and all existing or future policies, endorsements, riders and other contracts of insurance, annuity contracts, including, without limitation, guaranteed investment contracts, and funding agreements issued, assumed or renewed by the Issuer on or prior to the date hereof or hereafter created, all claims under separate account agreements to the extent such claims are not fully discharged by the assets held by the Issuer in the applicable separate accounts and all claims of The Life
Insurance Company Guarantee Corporation of New York or any other guaranty corporation or association of New
York or any other jurisdiction, other than claims described in clause (i) of the definition of "Other Creditor
Claims" below and claims for interest.

         As used herein, "Other Creditor Claims" shall mean all other claims that, pursuant to Section 7435, have priority over claims with respect to the Securities. Under Section 7435 as currently in effect, such other claims include: (i) claims with respect to the actual and necessary costs and expenses of administration incurred by a liquidator, conservator, rehabilitator or ancillary rehabilitator under Section 7435; (ii) claims with respect to the actual and necessary costs and expenses of administration incurred by The Life Insurance
Guaranty Corporation or The Life Insurance Company Guaranty Corporation of New York; (iii) claims of The Life
Insurance Company Guaranty Corporation for certain funds loaned to the Superintendent under Section 7713(d) of the New York Insurance Law; (iv) debts up to $1,200 due to employees for services performed within one year of the commencement of rehabilitation, liquidation, conservation, dissolution or reorganization proceedings; (v)
claims for payment for goods furnished or services rendered in the ordinary course of business within 90 days of the

                                                      15

declaration of the impairment or insolvency of the Issuer; (vi) claims of the federal or any state or local government (provided that claims for a penalty or forfeiture shall be included only to the extent of pecuniary loss and reasonable costs occasioned by the act giving rise to the forfeiture or penalty); and (vii)
claims of general creditors and all other claims having priority under Section 7435.

         12.   For so long as any of the Securities remain outstanding or any amount remains unpaid on any of the Securities, the Issuer shall, in accordance with Rule 144A, comply with the terms of the agreements set forth in Section 8 of the Fiscal Agency Agreement. The provisions of Section 8 of the Fiscal Agency Agreement are hereby incorporated mutatis mutandis herein.

         13.   In case this Security shall become mutilated, defaced, destroyed, lost or stolen, the Issuer will execute and upon the Issuer's request the Fiscal Agent shall authenticate and deliver a new Security, having a number not contemporaneously outstanding, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication and bearing interest from the date to which interest has been paid on this Security, in exchange and substitution for this
Security (upon surrender and cancellation thereof) or in lieu of and substitution for this Security. In the case where this Security is destroyed, lost or stolen, the applicant for a substituted Security shall furnish to the Issuer such security or indemnity as may be required by it to save each of it harmless, and, in every case of destruction, loss or theft of this Security, the applicant shall also furnish to the Issuer satisfactory evidence of the destruction, loss or theft of this Security and of the ownership thereof;
provided, however, that if the registered holder hereof is, in the judgment of the Issuer, an institution of recognized responsibility, such holder's written agreement of indemnity shall be deemed to be satisfactory for the issuance of a new Security in lieu of and substitution for this Security. The Fiscal Agent shall authenticate any such substituted Security and deliver the same only upon written request or authorization of the Issuer. Upon the issuance of any substituted Security, the Issuer may require the payment by the registered holder thereof of a sum sufficient to cover fees and expenses connected therewith. In case this Security has matured or is about to mature and shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, subject to the Payment Restrictions, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except if this Security is mutilated or defaced) upon compliance by the registered holder with the provisions of this Paragraph 13 as hereinabove set forth.

            14. Section 11 of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided and with the consent of the holders of a majority of the principal amount of the outstanding Securities present at a meeting duly called pursuant thereto or by written consent of such percentage of the principal amount of all outstanding
Securities, the Issuer and the Fiscal Agent may, with the prior approval of the Superintendent, modify, amend or supplement the Fiscal Agency Agreement or the terms of the Securities or may give consents or waivers or take other actions with respect thereto. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the holder of this Security and on all future holders of this
Security and of any Security issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation thereof is made upon this

                                                      16

Security. The Fiscal Agency Agreement and the terms of the Securities may, with the prior approval of the
Superintendent, be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities, for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of
Securities, or (b) surrendering any right or power conferred upon the Issuer, or (c) securing the Securities pursuant to the requirements hereof, thereof or otherwise, or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Fiscal Agency Agreement as permitted by the Securities and the Fiscal Agency Agreement, or
(e) modifying the restrictions on, and procedures for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Securities in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Security holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Fiscal Agency Agreement in a manner which does not adversely affect the interest of any Security holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Security holder, to all of which each holder of any Security, by acceptance thereof, consents.

         15.   Holders of Securities may enforce the Fiscal Agency Agreement or the Securities only in the manner set forth below.

         (a)   In the event that any state or federal agency shall obtain an order or grant approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer, the Securities will upon the obtaining of such an order or the granting of such approval immediately mature in full without any action on the part of the Fiscal Agent or any holder of the Securities, with payment thereon being subject to the Payment
Restrictions, and any restrictions imposed as a consequence of, or pursuant to, such proceedings.
Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, in no event shall the
Fiscal Agent or any holder of the Securities be entitled to declare the Securities to immediately mature or otherwise be immediately payable.

         (b)   In the event that the Superintendent approves in whole or in part a payment of any principal of, interest on or Redemption Amount with respect to any Securities and the Issuer fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of the Fiscal Agent or any holder of
Securities. In the event that the Issuer fails to perform any of its other obligations hereunder or under the
Fiscal Agency Agreement, each holder of the Securities may pursue any available remedy to enforce the performance of any provision of such Securities or the Fiscal Agency Agreement; provided, however, that such remedy shall in no event include the right to declare the Securities immediately payable, and shall in no circumstances be inconsistent with the provisions of Section 1307. A delay or omission by any Security holder in exercising any right or remedy accruing as a result of the Issuer's failure to perform its obligations hereunder or under the Fiscal Agency Agreement and the continuation thereof shall not impair such right or remedy or constitute a waiver of or

                                                      17

acquiescence in such non-performance by the Issuer. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.

         (c)   Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, the right of any holder of Securities to receive payment of the principal of and interest on such holder's Securities on or after the respective Scheduled Interest Payment Dates or Scheduled Maturity Date expressed in such
Securities, or to bring suit for the enforcement of any such payment on or after such respective Scheduled
Interest Payment Dates or Scheduled Maturity Date, in each case subject to such payment on such dates having received the approval of the Superintendent pursuant to the Payment Restrictions, including the approval of the
Superintendent pursuant to Section 1307, is absolute and unconditional and shall not be impaired or affected without the consent of the holder.

         16.   No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the
Fiscal Agency Agreement shall alter or impair the obligation of the Issuer, subject to the Payment
Restrictions, to pay the principal of, interest on and Redemption Amount with respect to this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         17.   THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS.

                                                      18

                                                                                                    EXHIBIT B-2

                                 FORM OF TEMPORARY REGULATION S GLOBAL SECURITY

                                                     B-2-1

                                 FORM OF REGULATION S TEMPORARY GLOBAL SECURITY

                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM
REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE REOFFERED,
RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION
THEREFROM AND IN ACCORDANCE WITH THE FISCAL AGENCY AGREEMENT, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT
THE CORPORATE TRUST OFFICE OF THE FISCAL AGENT. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE
SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM SUCH REGISTRATION PROVIDED BY RULE 144A UNDER THE
ACT (TOGETHER WITH ANY SUCCESSOR PROVISION AND AS SUCH MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "RULE
144A").

                  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
COMPANY ("DTC") TO PHOENIX LIFE INSURANCE COMPANY (THE "ISSUER") OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IN EXCHANGE FOR THIS SECURITY OR ANY PORTION HEREOF IS REGISTERED
IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY
PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC),
ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE
THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT REFERRED
TO HEREINAFTER. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN
THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN
SECTION 5 OF THE FISCAL AGENCY AGREEMENT, AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE
WITH THE RESTRICTIONS SET FORTH IN SECTION 6(C) OF THE FISCAL AGENCY AGREEMENT.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS SECURITY MAY
NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN A MINIMUM PRINCIPAL AMOUNT OF $10,000 TO A
PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A, IN A
TRANSACTION IN ACCORDANCE WITH RULE 144A, (2) IN A MINIMUM PRINCIPAL AMOUNT OF $10,000 IN AN OFFSHORE
TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE ACT (TOGETHER WITH ANY SUCCESSOR
PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "REGULATION S"), (3) PURSUANT TO AN
EXEMPTION FROM

REGISTRATION PROVIDED BY RULE 144 (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM
TIME TO TIME) UNDER THE ACT (IF AVAILABLE), (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT
OR (5) SUBJECT TO THE PRIOR APPROVAL OF THE SUPERINTENDENT (AS HEREINAFTER DEFINED) TO THE ISSUER OR ANY
AFFILIATE OF THE ISSUER (WITHIN THE MEANING OF THE ACT), IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE
SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND (B) THAT THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS
REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                  ALL PAYMENTS OF PRINCIPAL (INCLUDING ANY PAYMENT OF A REDEMPTION AMOUNT, AS HEREINAFTER
DEFINED) AND INTEREST ON THIS SECURITY MAY ONLY BE MADE OUT OF THE ISSUER'S FREE AND DIVISIBLE SURPLUS AND WITH
THE PRIOR APPROVAL OF THE SUPERINTENDENT OF INSURANCE OF THE STATE OF NEW YORK (THE "SUPERINTENDENT"), IN
ACCORDANCE WITH SECTION 1307 OF THE NEW YORK INSURANCE LAW (TOGETHER WITH ANY SUCCESSOR PROVISION, AND AS MAY
BE HEREAFTER AMENDED FROM TIME TO TIME, "SECTION 1307"). THERE ARE NO GUIDELINES OR INTERPRETATIONS AS TO THE
EXTENT OF THE SUPERINTENDENT'S DISCRETION UNDER SECTION 1307 IN DETERMINING WHETHER THE FINANCIAL CONDITION OF
THE ISSUER WARRANTS THE MAKING OF SUCH PAYMENTS.

                  BY ITS ACCEPTANCE OF THE NOTES, EACH HOLDER OF THE NOTES SHALL BE DEEMED TO HAVE REPRESENTED
TO THE ISSUER THAT (A) SUCH HOLDER IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S) AND IS NOT PURCHASING THE
NOTES IN THE UNITED STATES OF AMERICA, ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS
JURISDICTION (THE "UNITED STATES"); AND (B) IT IS ITS INTENT AND IT UNDERSTANDS IT IS THE INTENT OF THE ISSUER,
FOR PURPOSES OF UNITED STATES FEDERAL, STATE AND LOCAL INCOME TAXES THAT THE NOTES BE TREATED AS INDEBTEDNESS
OF THE ISSUER, AGREES TO SUCH TREATMENT AND AGREES TO TAKE NO ACTION INCONSISTENT WITH SUCH TREATMENT.

                  THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES
GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL SECURITY OR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE FISCAL
AGENCY AGREEMENT.

                                                       2

                                         PHOENIX LIFE INSURANCE COMPANY

                                   7.15% Surplus Notes scheduled to mature on
                                               December 15, 2034

CUSIP No.:  U71885 AA2
ISIN No.:   USU71885AA28                                                                               $_____

                  PHOENIX LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of the State of New York (herein called the "Issuer"), for value received, hereby promises to pay, subject to the approval of the Superintendent pursuant to Section 1307, to Cede & Co., or registered assigns, the principal sum of _____ United States dollars ($_________) or such other amount (not to exceed one hundred seventy five million dollars ($175,000,000) when taken together with all of the Issuer's 7.15% Surplus Notes scheduled to mature on December 15, 2034 issued and outstanding in definitive certificated form or in the form of another
Global Security) as may from time to time represent the principal amount of the Issuer's 7.15% Surplus Notes scheduled to mature on December 15, 2034 in respect of which beneficial interests are held through the
Depositary in the form of a Global Security, on December 15, 2034 (the "Scheduled Maturity Date"), and to pay
interest thereon, subject to the approval of the Superintendent pursuant to Section 1307, from December 15,
2004 or from the most recent Scheduled Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year, commencing June 15, 2005 (each a
"Scheduled Interest Payment Date"), at the rate of 7.15% per annum, until the principal hereof is paid or duly provided for. This Security is subject to redemption prior to the Scheduled Maturity Date as specified in paragraph 4 hereof. The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall also be deemed to be the Scheduled
Maturity Date. As specified on the reverse hereof, all payments of principal of, interest on or Redemption
Amount (as hereinafter defined) with respect to this Security may be made only out of the Issuer's free and divisible surplus and only with the prior approval of the Superintendent pursuant to Section 1307. The interest so payable, and punctually paid or duly provided for, on any Scheduled Interest Payment Date shall be paid, in accordance with the terms of the Fiscal Agency Agreement hereinafter referred to, to the person (the
"registered holder") in whose name this Security (or one or more predecessor Securities) is registered at the close of business on June 1 or December 1 (whether or not a Business Day (as defined on the reverse hereof)), as the case may be (each a "Regular Record Date"), next preceding such Scheduled Interest Payment Date.
Interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date and shall be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered holders of the Securities not less than 15 days prior to such special record date.

                  Principal of and Redemption Amount with respect to this Security shall be payable against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed

                                                       3

pursuant to the Fiscal Agency Agreement. Payments of principal of and Redemption Amount with respect to the
Securities shall be made only against surrender of the Securities. Payments of interest on this Security may be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the Scheduled Interest Payment Date of such payment to the person entitled thereto at such person's address appearing on the aforementioned register. Any permitted payment of principal of and Redemption Amount with respect to this Security may be made by check. Notwithstanding the foregoing, permitted payments of principal of, any interest on or Redemption Amount with respect to this Security shall be made, in the case of a registered holder of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank in the United States if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the applicable Scheduled Maturity Date or Scheduled Interest Payment Date hereof, of such election and of the account to which payment is to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer agrees that until this
Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the full principal of and interest remaining unpaid on this Security have been made available for payment and either paid or returned to the Issuer as provided herein, it will at all times maintain offices or agencies in the
Borough of Manhattan, The City of New York for the payment of the principal of, interest on and Redemption
Amount with respect to the Securities as herein provided.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Security may be executed by the Issuer by manual or facsimile signatures, and such signatures may be executed on separate counterparts.

                  Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Security shall not be valid or obligatory for any purpose.

                                                       4

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

                                                     PHOENIX LIFE INSURANCE COMPANY

                                                     By: ______________________________________________
                                                           Name:
                                                           Title:

                                                     By: ______________________________________________
                                                           Name:
                                                           Title:

                  This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement.

                                                     THE BANK OF NEW YORK
                                                     as Fiscal Agent

                                                     By: ______________________________________________
                                                                      Authorized Signatory

                                                       5

                                                FORM OF REVERSE

                  1. This Security is one of a duly authorized issue of 7.15% Surplus Notes scheduled to mature on December 15, 2034 of the Issuer (herein called the "Securities" or "Notes"), limited in aggregate principal amount to $175,000,000. The Issuer and The Bank of New York (as "Fiscal Agent") have entered into a Fiscal
Agency Agreement, dated as of December 15, 2004 (such instrument, as it may be duly amended from time to time, is herein called the "Fiscal Agency Agreement"), which provides for the mechanism for issuing the Securities and, inter alia, sets forth certain duties of the Fiscal Agent in connection therewith. As used herein, the term "Fiscal Agent" includes any successor fiscal agent under the Fiscal Agency Agreement. Copies of the Fiscal
Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York. Holders of Securities are referred to the Fiscal Agency
Agreement for a statement of the terms thereof, including those relating to transfer, payment, exchanges and certain other matters to all of which terms the Securities are subject. The Fiscal Agent or any Paying Agent shall also act as Transfer Agent and Securities registrar. Terms used herein which are defined in the Fiscal
Agency Agreement but not otherwise defined herein shall have the meanings assigned to such terms in the Fiscal
Agency Agreement.

                  The Securities are direct and unsecured obligations of the Issuer and, subject to the payment restrictions contained in Paragraphs 5 and 11 hereof (the "Payment Restrictions"), are scheduled to mature on
December 15, 2034. Section 1307 provides that the Securities are not part of the legal liabilities of the
Issuer and are not a basis of any set-off against the Issuer.

                  The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall also be deemed to be the Scheduled
Maturity Date.

                  2. The Securities are issuable only in fully registered form without coupons. The Securities and beneficial interests in Global Securities shall be issuable: (i) in the case of Securities offered and sold to the Initial Purchasers and subsequently transferred in reliance on Rule 144A, in minimum denominations of
$10,000 and any amount in excess thereof that is an integral multiple of $1,000; (ii) in the case of Securities offered and sold to the Initial Purchasers and subsequently transferred in reliance on Regulation S, in minimum denominations of $10,000 and any amount in excess thereof that is an integral multiple of $1,000; and (iii) in the case of Securities offered and sold to the Initial Purchasers and subsequently transferred to Accredited
Investors, in minimum denominations of $100,000 and any amount in excess thereof that is an integral multiple of $1,000.

                  3. The Issuer shall maintain, in the Borough of Manhattan, The City of New York, a Transfer
Agent where Securities may be registered or surrendered for registration of transfer or exchange. The Issuer has initially appointed the corporate trust office of the Fiscal Agent as its Transfer Agent in the Borough of
Manhattan, The City of New York. The Issuer shall cause each Transfer Agent to act as a Securities registrar and shall cause to be kept at the office of each Transfer Agent a register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and registration of transfers of Securities. The Issuer reserves the right to vary or terminate the appointment of any

                                                       6

Transfer Agent or to appoint additional or other Transfer Agents or to approve any change in the office through which any Transfer Agent acts; provided, that there shall at all times be a Transfer Agent in the Borough of
Manhattan, The City of New York. The Issuer shall cause notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent shall act to be provided to holders of Securities.

                  Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, the transfer of a Security is registrable on the aforementioned register upon surrender of such Security at any Transfer
Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by, the registered holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

                  Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, at the option of the registered holder upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and aggregate principal amount upon surrender of the Securities to be exchanged at the office of any Transfer Agent. This Security will be exchanged in whole for a Regulation S Global
Security promptly following the expiration of the Distribution Compliance Period. Simultaneously with the authentication of the Regulation S Global Security, the Fiscal Agent shall cancel this Security. Whenever any
Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities which the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange shall be effected upon the Issuer being satisfied with the documents of title and identity of the person making the request and subject to the restrictions set forth in the immediately following paragraph and such reasonable regulations as the Issuer may from time to time agree with the Fiscal Agent.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the
Securities surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith and any other amounts, if any, required to be paid by the provisions of the Securities in connection with a transfer or exchange thereof.

                  Prior to due presentment of this Security for registration of transfer, the Issuer, the
Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

                  4. (a) Subject to the Payment Restrictions, including the prior approval of the
Superintendent pursuant to Section 1307, the Securities are subject to redemption, as a whole or

                                                       7

in part, at the option of the Issuer at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) as determined by the
Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis, assuming a
360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate (as defined below), plus 35 basis points (the greater of (i) and (ii), the "Redemption Amount"), plus, in either case (i) or (ii), accrued interest on the Securities to be redeemed to, but not including, the date of redemption.

                  (i) "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity, as determined by the Quotation Agent, of the Comparable
Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

                  (ii) "Comparable Treasury Issue" means the United States Treasury security selected by the
Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

                  (iii) "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of these Reference Treasury Dealer Quotations, or (ii) if the Issuer obtains fewer than three Reference Treasury
Dealer Quotations, the average of all such Quotations, in either case (i) or (ii) as determined by the Issuer.

                  (iv) "Quotation Agent" means Goldman, Sachs&Co. (or its successor) or any successor
Quotation Agent appointed by the Issuer from time to time.

                  (v) "Reference Treasury Dealer" means: (i) Goldman, Sachs&Co. (or its successor) and one or more other Primary Treasury Dealers (as defined in this paragraph) appointed by the Issuer; provided, however, that if Goldman, Sachs&Co. (or its successor) or any other selected Primary Treasury Dealer shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the
Issuer.

                  (vi) "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury
Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the
Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by that Reference Treasury Dealer at 5:00 p.m. on the third Business Day before that redemption date.

                  (b) Notice of any redemption pursuant to paragraph 4(a) hereof will be given to holders of the Securities as set forth below. Any determination that is contemplated in

                                                       8

paragraph 4(a) hereof to be made by the Quotation Agent or the Issuer may be made by such person in its sole discretion and, when made by such person, shall be final and binding on the Issuer, holders of the Securities and all other persons absent manifest error. Interest installments due on this Security on or prior to a redemption date will be payable to the holder of this Security of record at the close of business on the relevant record date, all as provided in the Fiscal Agency Agreement.

                  (c) In the case of any partial redemption of the Securities, the Securities to be redeemed shall be selected by the Fiscal Agent not less than 30 days prior to the date of such redemption, from the outstanding Securities not previously called for redemption, by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or a multiple thereof) of the principal of Securities of denomination larger than $1,000; provided, that if at the time of redemption such Securities are registered as a Global Security, the Depositary for such Global Security shall determine, in accordance with its procedures, the principal amount of such Securities to be redeemed held by each holder of a beneficial interest in such Global Security. The Fiscal Agent shall notify the Issuer promptly of the Securities or portion thereof to be redeemed.

                  (d) Notices to redeem Securities shall be given to holders of Securities in writing mailed, first-class postage prepaid, to each holder of registered Securities, or portions thereof, so to be redeemed, at his address as it appears in the securities register. Such notice will be given once not more than 60 days nor less than 30 days prior to the date fixed for redemption. If by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to give notice to the holders of Securities in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Issuer or by the Fiscal Agent on behalf of and at the instruction of the Issuer shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the mailed notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Note shall affect the sufficiency of any notice with respect to other
Securities. Notices to redeem Securities shall specify the date fixed for redemption, the Redemption Amount, the place or places of payment, that payment will be made upon presentation and surrender of the Securities to be redeemed (or portion thereof in the case of a partial redemption), that interest accrued to the date fixed for redemption (unless the date of redemption is a Scheduled Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue if the Securities are so redeemed. In addition, in the case of a partial redemption, such notice shall specify the Securities called for redemption and the aggregate principal amount of the Securities to remain outstanding after the redemption.

                  (e) If notice of redemption has been given in the manner set forth in paragraph 4(d) hereof, the Securities so to be redeemed shall be payable in full on the date specified in such notice and upon presentation and surrender of the Securities at the place or places specified in such notice, the Securities shall be paid and redeemed by the Issuer at the places and in the manner and currency herein specified and at the Redemption Amount together with accrued interest (unless the redemption date is a Scheduled Interest
Payment Date) to, but not including, the redemption date. From and after the redemption date, if monies for the redemption of Securities called for redemption shall have been made available at the Corporate

                                                       9

Trust Office of the Fiscal Agent for redemption on the redemption date, the Securities called for redemption shall cease to bear interest, and the only right of the holders with respect to such Securities or portion thereof being redeemed shall be to receive payment of the Redemption Amount together with accrued interest
(unless the redemption date is a Scheduled Interest Payment Date) to the redemption date as aforesaid. If monies for the redemption of the Securities are not made available for payment until after the redemption date, the Securities called for redemption shall not cease to bear interest until such monies have been so made available.

                  (f) Any Security that is to be redeemed only in part shall be surrendered with, if the Issuer or the Fiscal Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the holder thereof or his attorney duly authorized in writing, and the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver to the holder of such Security without service charge, a new registered Security or Securities, of any authorized denomination as requested by such holder, and as permitted by Section 1(d) of the Fiscal Agency Agreement, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  5. (a) Notwithstanding anything to the contrary set forth herein or in the Fiscal Agency
Agreement, any payment of principal of, interest on or Redemption Amount or any other monies owing with respect to this Security, whether at the Scheduled Interest Payment Date or Scheduled Maturity Date specified herein, on the redemption date or otherwise, may be made only (i) out of the free and divisible surplus of the Issuer which the Superintendent determines to be available for such payments under Section 1307 and (ii) with the prior approval of the Superintendent whenever, in his judgment, the financial condition of the Issuer warrants such payment, in accordance with Section 1307. If the Superintendent does not approve the making of any payment of principal of or interest on this Security on the Scheduled Interest Payment Date or Scheduled Maturity Date
thereof, as specified herein, the Scheduled Interest Payment Date or Scheduled Maturity Date, as the case may be, shall be extended and such payment shall be made by the Issuer on the next following Business Day on which the Issuer shall have the approval of the Superintendent to make such payment. Interest will continue to accrue on any such unpaid principal through the actual date of payment at the rate of interest stated on the face hereof. Interest will not accrue on interest with respect to which the Scheduled Interest Payment Date has been extended, during the period of such extension. If the Superintendent approves a payment of principal of or interest on the Securities in an amount that is less than the full amount of principal of and interest on the
Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

                  (b) Any payment of principal of or interest on any Security as to which the approval of the
Superintendent has been obtained and which is not punctually paid or duly provided for on the Scheduled
Interest Payment Date or Scheduled Maturity Date thereof, as set forth herein (such payment being referred to as an "Unpaid Amount"), will forthwith cease to be payable to the registered owner of this Security on the relevant record date designated herein, and such Unpaid Amount will instead be payable to the registered owner of this Security on a subsequent special record date. The Issuer shall fix the special record date and payment date for

                                                      10

the payment of any Unpaid Amount. At least 15 days before the special record date, the Issuer shall mail to each holder of the Securities and the Fiscal Agent a notice that states the special record date, payment date and amount of interest or principal to be paid. On the payment date set forth in such notice, the Paying Agent shall pay the amount of interest or principal to be so paid to each holder of the Securities in the manner set forth in Section 4(a) of the Fiscal Agency Agreement.

                  6. (a) For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the Issuer shall provide, subject to the Payment Restrictions, to the Fiscal Agent in immediately available funds on or prior to 10:00 a.m., New York time, of each date on which a payment of principal of, interest on or Redemption
Amount with respect to this Security is payable, as set forth herein, such amounts as are necessary (with any amounts then held by the Fiscal Agent and available for the purpose) to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of, interest on and Redemption Amount with respect to, as the case may be, on this Security as set forth herein and in the Fiscal Agency Agreement. Payments of interest on this Security may be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the
Scheduled Interest Payment Date of such payment to the person entitled thereto at such person's address appearing on the aforementioned register. Any permitted payment of principal of this Security may be made by check. Notwithstanding the foregoing, permitted payments of principal of, interest on or Redemption Amount with respect to this Security may be made, in the case of a registered holder of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank in the
United States if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days
(or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date on which such payment is scheduled to be made, of such election and of the account to which payments are to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The
Issuer shall pay any reasonable administrative costs in connection with making any such payments. The Fiscal
Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of Section 2 of the Fiscal Agency Agreement for the payment from funds so paid by the Issuer of the principal of , interest on and Redemption Amount with respect to this Security. Any monies held by the
Fiscal Agent for the payment of the principal of, interest on or Redemption Amount with respect to any of the
Securities remaining unclaimed for two years after such principal, interest or Redemption Amount has become payable in accordance with the Payment Restrictions (whether at the Scheduled Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer upon written request and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of, interest on and Redemption Amount with respect to this
Security, subject to the Payment Restrictions.

                  (b) In any case where the Scheduled Interest Payment Date, Scheduled Maturity Date or
redemption date of any Security shall be at any place of payment a day on which banking institutions are not carrying out transactions in U.S. dollars or are authorized or

                                                      11

obligated by law or executive order to close, then payment of principal of, interest on or Redemption Amount with respect to any Security need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions in the applicable jurisdiction are generally authorized or obligated by law or executive order to close (a "Business Day"), with the same force and effect as if made on the Scheduled Interest Payment Date, Scheduled Maturity Date or redemption date thereof, and no interest shall accrue for the period of such delay.

                  7. The Issuer shall pay all stamp and other duties, if any, which may be imposed by the
United States of America or any governmental entity or any political subdivision thereof or taxing authority of or in the foregoing with respect to the Fiscal Agency Agreement or the initial issuance of this Security.
Except as otherwise specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, duty, assessment or other governmental charge of whatever nature imposed or levied by any government or any political subdivision or taxing authority thereof or therein.

                  8. For so long as any of the Securities remain outstanding or any amount remains unpaid on any of the Securities:

                  (a) Except with respect to transactions covered by Paragraph 9 hereof, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights (charter and statutory) and franchise; provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the Issuer has used its best efforts to not disadvantage in any material respect the holders of the Securities, or that not preserving such right or franchise is in the best interest of the policyholders of the Issuer having considered the interests of the holders of the Securities.

                  (b) The Issuer will not be or become an open-end investment company, unit investment trust or face amount certificate company that is or is required to be registered under Section 8 of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), if such action would cause the Issuer to be in violation of the Investment Company Act at any time prior to payment in full of the Securities.

                  (c) The Issuer shall use its best efforts to obtain the approval of the Superintendent in accordance with Section 1307 for the payment by the Issuer of principal of and interest on the Securities on the Scheduled Interest Payment Dates or Scheduled Maturity Date thereof, and, in the event any such approval has not been obtained for any such payment at or prior to the Scheduled Interest Payment Date or Scheduled
Maturity Date thereof, as the case may be, to continue to use its best efforts to obtain such approval promptly thereafter. Not less than 45 days prior to the Scheduled Interest Payment Date or Scheduled Maturity Date
thereof (excluding any such Scheduled Maturity Date that arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer), the
Issuer will seek the approval of the Superintendent to make each payment of principal of and interest on the
Securities. In addition, the Issuer shall notify or cause to be notified the Fiscal Agent no later than 5
Business Days (as defined herein), and the Fiscal Agent

                                                      12

will notify each holder, prior to the Scheduled Interest Payment Date for interest on or the Scheduled Maturity
Date for principal of any Security (excluding any such Scheduled Maturity Date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer) in the event that the Superintendent has not then approved the making of any such payment on such Scheduled Interest Payment Date or such Scheduled Maturity Date, and thereafter shall promptly notify the Fiscal Agent, and the Fiscal Agent will notify each holder, in the event that the Issuer shall have failed to make any such payment on any such Scheduled Interest Payment Date or such Scheduled Maturity Date.
Without limiting the Issuer's obligations set forth in this paragraph, it is understood that, to the extent authorized by the Issuer's Board of Directors, the Issuer may continue to declare and pay dividends to its stockholders and to declare policyowner dividends and to make dividend payments on its participating policies, in each case, even though payments on the Securities may not have been approved by the Superintendent, regardless of the effect any such declaration or payment may have on the Superintendent's decision regarding payment of principal of, interest on or Redemption Amount with respect to the Securities.

                  9. For so long as any of the Securities remain outstanding or any amounts remain unpaid on any of the Securities, the Issuer may convert itself in any legal manner from a stock life insurance company into a mutual life insurance company, merge or consolidate with or into any other corporation or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any person, firm or corporation, if
(i) (A) in the case of a conversion, merger or consolidation, the Issuer is the surviving corporation or (B) in the case of a conversion, merger or consolidation where the Issuer is not the surviving corporation and in the case of any such sale, conveyance, transfer or other disposition, the successor corporation is a corporation organized and existing under the laws of the United States or a State thereof and such corporation expressly assumes by supplemental fiscal agency agreement all the obligations of the Issuer under the Securities and the
Fiscal Agency Agreement, (ii) at the time of any such conversion, merger or consolidation, or such sale, conveyance, transfer or other disposition, the Issuer shall not have failed to make payment of principal of, interest on or Redemption Amount with respect to the Securities after having received the Superintendent's prior approval to make such payment and, in the case of any payment of the Redemption Amount, the Issuer has given notice of redemption pursuant to paragraph 4(a) hereof and (iii) the Issuer has delivered to the Fiscal
Agent an Officer's Certificate stating that such conversion, merger, consolidation, sale, conveyance, transfer or other disposition complies with this paragraph and that all conditions precedent herein provided for relating to such transaction have been complied with. In the event of the assumption by a successor corporation of the obligations of the Issuer as provided in clause (i)(B) of the immediately preceding sentence, such successor corporation shall succeed to and be substituted for the Issuer hereunder and under the Fiscal Agency
Agreement and all such obligations of the Issuer shall terminate.

                  10. No "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA") that is subject to Title I of ERISA, or "plan" within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), as to which the
Issuer or any of its affiliates is a "party in interest" within the meaning of Section 3(14) of ERISA or a
"disqualified person" within the meaning of Section 4975(e)(2) of the Code (each a "Plan"), and no person using the assets of any such Plan, may acquire this Security, unless the acquisition and continued holding of the
Security

                                                      13

is exempt under one or more of Prohibited Transaction Class Exemptions ("PTCE") 84-14, 90-1, 91-38, 95-60 or
96-23 issued by the United States Department of Labor ("DOL") or another applicable prohibited transaction exemption issued by the DOL. The purchase by any person of this Security shall constitute a representation by such person to the Issuer and the Fiscal Agent that such person either (i) is not a Plan or a person using the assets of any Plan or (ii) is a Plan or is a person using the assets of a Plan to purchase this Security and such Plan is (x) a "Qualified Institutional Buyer" as defined in Section 144A of the Act and (y) may acquire and hold this Security under PTCE 84-14, 90-1, 91-38, 95-60 or 96-23 or another applicable prohibited transaction exemption issued by the DOL. The restrictions on purchases (and continued holding) of the
Securities set forth in this Paragraph 10 are in addition to those otherwise set forth in Section 6 of the
Fiscal Agency Agreement and under applicable law.

                  11. (a) The Issuer agrees, and each Security holder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Paragraph, to the prior payment in full of all Indebtedness, Policy Claims and Other Creditor
Claims (each as hereinafter defined), in accordance with Section 7435 of the New York Insurance law (together with any successor provision, and as may be hereafter amended from time to time, "Section 7435").

                  (b) Upon any distribution to creditors of the Issuer in any rehabilitation, liquidation, conservation, dissolution or reorganization proceeding relating to the Issuer or its property, the priority of claims of Security holders shall be determined in accordance with Section 7435. In a proceeding commenced under
Article 74 of the New York Insurance Law, claims for principal of, interest on or Redemption Amount with respect to the Securities constitute Class 7 claims under Section 7435, as currently in effect. If the
Superintendent approves a payment of principal of, interest on or Redemption Amount with respect to the
Securities in an amount that is less than the full amount of principal of, interest on and Redemption Amount with respect to the Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

                  (c) If a distribution is made to Security holders that, because of this Paragraph, should not have been made to them, the Security holders who receive the distribution shall hold it in trust for holders of
Policy Claims, Indebtedness and Other Creditor Claims and pay it over to them as their interests may appear.

                  (d) The Issuer shall promptly notify the Fiscal Agent and the Paying Agent of any facts known to the Issuer that would cause a payment of principal of, interest on or Redemption Amount with respect to the
Securities to violate this Paragraph.

                  (e) This Paragraph defines the relative rights of security holders, on the one hand, and holders of any other claims, in accordance with Section 7435, on the other hand. Nothing in this Security or the Fiscal Agency Agreement shall: (i) impair, as between the Issuer and security holders, the obligation of the Issuer which is, subject to the Payment Restrictions, absolute and unconditional to pay principal of and interest on the Securities in accordance with their terms; (ii) affect the relative rights of Security holders and creditors of the Issuer, other than holders of Policy Claims, Indebtedness or Other Creditor Claims; or
(iii) prevent the Fiscal

                                                      14

Agent or any Security holder from exercising any available remedies upon a breach by the Issuer of its obligations hereunder, subject to the rights of holders of Policy Claims, Indebtedness or other Creditor Claims to receive distributions otherwise payable to Securityholders.

                  (f) No right of any holder of Policy Claims, Indebtedness or Other Creditor claims to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Issuer or by its failure to comply with the terms of the Fiscal Agency Agreement.

                  (g) Each holder of Securities, by acceptance thereof, authorizes and directs the Fiscal Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Paragraph and appoints the Fiscal Agent its attorney-in-fact for any and all such purposes.

                  As used herein, "Indebtedness" of the Issuer shall mean (i) all existing or future indebtedness of the Issuer for borrowed money, (ii) all existing or future indebtedness for borrowed money of other persons, the payment of which is guaranteed by the Issuer, (iii) all existing or future obligations of the Issuer under any agreement obligating the Issuer to cause another person to maintain a minimum level of net worth, or otherwise to ensure the solvency of such person and (iv) any expense or any claim or amount, to the extent that payment of principal of, interest on and Redemption Amount with respect to the Securities is required by law to be subordinated to the prior payment thereof. Any indebtedness of the Issuer which by its express terms is subordinated in right of payment to, or ranks equally with, the Securities shall not constitute Indebtedness. However, under current law the Issuer cannot issue any indebtedness that by its terms is subordinate to the Securities. In addition, any other surplus notes or similar obligations of the Issuer shall not constitute Indebtedness and will rank pari passu with the Securities.

                  As used herein, "Policy Claims" shall mean all existing or future claims of policyholders or beneficiaries, as the case may be, under any and all existing or future policies, endorsements, riders and other contracts of insurance, annuity contracts, including, without limitation, guaranteed investment contracts, and funding agreements issued, assumed or renewed by the Issuer on or prior to the date hereof or hereafter created, all claims under separate account agreements to the extent such claims are not fully discharged by the assets held by the Issuer in the applicable separate accounts and all claims of The Life
Insurance Company Guarantee Corporation of New York or any other guaranty corporation or association of New
York or any other jurisdiction, other than claims described in clause (i) of the definition of "Other Creditor
Claims" below and claims for interest.

                  As used herein, "Other Creditor Claims" shall mean all other claims that, pursuant to Section
7435, have priority over claims with respect to the Securities. Under Section 7435 as currently in effect, such other claims include: (i) claims with respect to the actual and necessary costs and expenses of administration incurred by a liquidator, conservator, rehabilitator or ancillary rehabilitator under Section 7435; (ii) claims with respect to the actual and necessary costs and expenses of administration incurred by The Life Insurance
Guaranty Corporation or The Life Insurance Company Guaranty Corporation of New York; (iii) claims of The Life
Insurance Company Guaranty Corporation for certain funds loaned to the Superintendent under

                                                      15

Section 7713(d) of the New York Insurance Law; (iv) debts up to $1,200 due to employees for services performed within one year of the commencement of rehabilitation, liquidation, conservation, dissolution or reorganization proceedings; (v) claims for payment for goods furnished or services rendered in the ordinary course of business within 90 days of the declaration of the impairment or insolvency of the Issuer; (vi) claims of the federal or any state or local government (provided that claims for a penalty or forfeiture shall be included only to the extent of pecuniary loss and reasonable costs occasioned by the act giving rise to the forfeiture or penalty);
and (vii) claims of general creditors and all other claims having priority under Section 7435.

                  12. For so long as any of the Securities remain outstanding or any amount remains unpaid on any of the Securities, the Issuer shall, in accordance with Rule 144A, comply with the terms of the agreements set forth in Section 8 of the Fiscal Agency Agreement. The provisions of Section 8 of the Fiscal Agency
Agreement are hereby incorporated mutatis mutandis herein.

                  13. In case this Security shall become mutilated, defaced, destroyed, lost or stolen, the
Issuer will execute and upon the Issuer's request the Fiscal Agent shall authenticate and deliver a new
Security, having a number not contemporaneously outstanding, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication and bearing interest from the date to which interest has been paid on this Security, in exchange and substitution for this Security (upon surrender and cancellation thereof) or in lieu of and substitution for this Security.
In the case where this Security is destroyed, lost or stolen, the applicant for a substituted Security shall furnish to the Issuer such security or indemnity as may be required by it to save each of it harmless, and, in every case of destruction, loss or theft of this Security, the applicant shall also furnish to the Issuer satisfactory evidence of the destruction, loss or theft of this Security and of the ownership thereof;
provided, however, that if the registered holder hereof is, in the judgment of the Issuer, an institution of recognized responsibility, such holder's written agreement of indemnity shall be deemed to be satisfactory for the issuance of a new Security in lieu of and substitution for this Security. The Fiscal Agent shall authenticate any such substituted Security and deliver the same only upon written request or authorization of the Issuer. Upon the issuance of any substituted Security, the Issuer may require the payment by the registered holder thereof of a sum sufficient to cover fees and expenses connected therewith. In case this Security has matured or is about to mature and shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, subject to the Payment Restrictions, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except if this Security is mutilated or defaced) upon compliance by the registered holder with the provisions of this Paragraph 13 as hereinabove set forth.

                  14. Section 11 of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided and with the consent of the holders of a majority of the principal amount of the outstanding Securities present at a meeting duly called pursuant thereto or by written consent of such percentage of the principal amount of all outstanding
Securities, the Issuer and the Fiscal Agent may, with the prior approval of the Superintendent, modify, amend or supplement the Fiscal Agency Agreement or the terms of the Securities or may give consents or waivers or take

                                                      16

other actions with respect thereto. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the holder of this Security and on all future holders of this
Security and of any Security issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation thereof is made upon this Security. The Fiscal Agency Agreement and the terms of the Securities may, with the prior approval of the Superintendent, be modified or amended by the
Issuer and the Fiscal Agent, without the consent of any holders of Securities, for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of Securities, or (b) surrendering any right or power conferred upon the Issuer, or (c) securing the Securities pursuant to the requirements hereof, thereof or otherwise, or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Fiscal Agency Agreement as permitted by the Securities and the Fiscal Agency Agreement, or (e) modifying the restrictions on, and procedures for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Securities in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Security holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Fiscal Agency Agreement in a manner which does not adversely affect the interest of any
Security holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Security holder, to all of which each holder of any Security, by acceptance thereof, consents.

                  15. Holders of Securities may enforce the Fiscal Agency Agreement or the Securities only in the manner set forth below.

                  (a) In the event that any state or federal agency shall obtain an order or grant approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer, the Securities will upon the obtaining of such an order or the granting of such approval immediately mature in full without any action on the part of the Fiscal Agent or any holder of the Securities, with payment thereon being subject to the Payment
Restrictions, and any restrictions imposed as a consequence of, or pursuant to, such proceedings.
Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, in no event shall the
Fiscal Agent or any holder of the Securities be entitled to declare the Securities to immediately mature or otherwise be immediately payable.

                  (b) In the event that the Superintendent approves in whole or in part a payment of any principal of, interest on or Redemption Amount with respect to any Securities and the Issuer fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of the Fiscal Agent or any holder of
Securities. In the event that the Issuer fails to perform any of its other obligations hereunder or under the
Fiscal Agency Agreement, each holder of the Securities may pursue any available remedy to enforce the performance of any provision of such Securities or the Fiscal Agency Agreement; provided, however, that such remedy shall in no event include the right to declare the Securities immediately payable, and shall in no circumstances be inconsistent with the provisions of Section 1307. A delay or

                                                      17

omission by any Security holder in exercising any right or remedy accruing as a result of the Issuer's failure to perform its obligations hereunder or under the Fiscal Agency Agreement and the continuation thereof shall not impair such right or remedy or constitute a waiver of or acquiescence in such non-performance by the
Issuer. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.

                  (c) Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, the right of any holder of Securities to receive payment of the principal of and interest on such holder's
Securities on or after the respective Scheduled Interest Payment Dates or Scheduled Maturity Date expressed in such Securities, or to bring suit for the enforcement of any such payment on or after such respective Scheduled
Interest Payment Dates or Scheduled Maturity Date, in each case subject to such payment on such dates having received the approval of the Superintendent pursuant to the Payment Restrictions, including the approval of the
Superintendent pursuant to Section 1307, is absolute and unconditional and shall not be impaired or affected without the consent of the holder.

                  16. No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer, subject to the Payment
Restrictions, to pay the principal of, interest on and Redemption Amount with respect to this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  17. THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS.

                                                      18

                                                                                                      EXHIBIT C

                                          FORM OF DEFINITIVE SECURITY

                                                      C-1

                                          FORM OF DEFINITIVE SECURITY

                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM
REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE REOFFERED,
RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION
THEREFROM AND IN ACCORDANCE WITH THE FISCAL AGENCY AGREEMENT, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT
THE CORPORATE TRUST OFFICE OF THE FISCAL AGENT. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE
SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM SUCH REGISTRATION PROVIDED BY RULE 144A UNDER THE
ACT (TOGETHER WITH ANY SUCCESSOR PROVISION AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "RULE 144A").

                  [INCLUDE UNLESS, PURSUANT TO SECTION 6(G) OF THE FISCAL AGENCY AGREEMENT, THE ISSUER
DETERMINES THAT THE LEGEND MAY BE REMOVED] THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF PHOENIX LIFE
INSURANCE COMPANY (THE "ISSUER") THAT (A) THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE
TRANSFERRED EXCEPT (1) IN A MINIMUM PRINCIPAL AMOUNT OF $10,000 TO A PERSON WHOM THE SELLER REASONABLY BELIEVES
IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A, IN A TRANSACTION IN ACCORDANCE WITH RULE 144A, (2)
IN A MINIMUM PRINCIPAL AMOUNT OF $10,000 IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF
REGULATION S UNDER THE ACT (TOGETHER WITH ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM
TIME TO TIME, "REGULATION S"), (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (OR ANY
SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME) UNDER THE ACT (IF AVAILABLE),
(4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (5) SUBJECT TO THE PRIOR APPROVAL OF THE
SUPERINTENDENT (AS HEREINAFTER DEFINED), TO THE ISSUER OR ANY AFFILIATE OF THE ISSUER (WITHIN THE MEANING OF
THE ACT), IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES,
AND (B) THAT THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY
FROM IT OF THE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                  [INCLUDE UNLESS, PURSUANT TO SECTION 6(G) OF THE FISCAL AGENCY AGREEMENT, THE ISSUER
DETERMINES THAT THE LEGEND MAY BE REMOVED] THE HOLDER OF THIS SECURITY AGREES THAT, IN CONNECTION WITH ANY
EXCHANGE OR TRANSFER OF THIS SECURITY, SUCH HOLDER WILL DELIVER TO THE FISCAL AGENT A CERTIFICATION
SUBSTANTIALLY IN THE FORM OF EXHIBIT D TO THE FISCAL AGENCY AGREEMENT AND AN OPINION OF COUNSEL REFERRED TO IN
SECTION 6(G) OF THE FISCAL AGENCY AGREEMENT.

                  ALL PAYMENTS OF PRINCIPAL (INCLUDING ANY PAYMENT OF A REDEMPTION AMOUNT, AS HEREINAFTER
DEFINED) AND INTEREST ON THIS SECURITY MAY ONLY BE MADE OUT OF THE ISSUER'S FREE AND DIVISIBLE SURPLUS AND WITH
THE PRIOR APPROVAL OF THE SUPERINTENDENT OF INSURANCE OF THE STATE OF NEW YORK (THE "SUPERINTENDENT"), IN
ACCORDANCE WITH SECTION 1307 OF THE NEW YORK INSURANCE LAW (TOGETHER WITH ANY SUCCESSOR PROVISION, AND AS MAY
BE HEREAFTER AMENDED FROM TIME TO TIME, "SECTION 1307"). THERE ARE NO GUIDELINES OR INTERPRETATIONS AS TO THE
EXTENT OF THE SUPERINTENDENT'S DISCRETION UNDER SECTION 1307 IN DETERMINING WHETHER THE FINANCIAL CONDITION OF
THE ISSUER WARRANTS THE MAKING OF SUCH PAYMENTS.

                                                       2

                                         PHOENIX LIFE INSURANCE COMPANY

                                   7.15% Surplus Note scheduled to mature on
                                               December 15, 2034

CUSIP No.:  71909V AC 8
ISIN No.:   US71909VAC81                                                                             $_______

                  PHOENIX LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of the State of New York (herein called the "Issuer"), for value received, hereby promises to pay, subject to the approval of the Superintendent pursuant to Section 1307, to Cede & Co., or registered assigns, the principal sum of __________ United States dollars ($____________) on December 15, 2034 (the "Scheduled Maturity
Date"), and to pay interest thereon, subject to the approval of the Superintendent pursuant to Section 1307, from December 15, 2004 or from the most recent Scheduled Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year, commencing June 15,
2005 (each a "Scheduled Interest Payment Date"), at the rate of 7.15% per annum, until the principal hereof is paid or duly provided for. This Security is subject to redemption prior to the Scheduled Maturity Date as specified in paragraph 4 hereof. The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall also be deemed to be the Scheduled Maturity Date. As specified on the reverse hereof, all payments of principal of, interest on or Redemption Amount (as hereinafter defined) with respect to this Security may be made only out of the
Issuer's free and divisible surplus and only with the prior approval of the Superintendent pursuant to Section
1307. The interest so payable, and punctually paid or duly provided for, on any Scheduled Interest Payment Date shall be paid, in accordance with the terms of the Fiscal Agency Agreement hereinafter referred to, to the person (the "registered holder") in whose name this Security (or one or more predecessor Securities) is registered at the close of business on June 1 or December 1 whether or not a Business Day (as defined on the reverse hereof), as the case may be (each a "Regular Record Date"), next preceding such Scheduled Interest
Payment Date. Interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date and shall be paid to the person in whose name this Security
(or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered holders of the
Securities not less than 15 days prior to such special record date.

                  Principal of and Redemption Amount with respect to this Security shall be payable against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Fiscal Agency Agreement.
Payments of principal of and Redemption Amount with respect to the Securities shall be made only against surrender of the Securities. Payments of interest on this Security may be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the Scheduled Interest
Payment Date of such payment to the person entitled thereto at such person's address appearing on the aforementioned register. Any permitted payment of principal of and Redemption Amount with respect to this

                                                       3

Security may be made by check. Notwithstanding the foregoing, permitted payments of principal of, any interest on or Redemption Amount with respect to this Security shall be made, in the case of a registered holder of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank in the United States if such registered holder so elects by giving notice to the Fiscal
Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the applicable Scheduled Maturity Date or Scheduled Interest Payment Date hereof, of such election and of the account to which payment is to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer agrees that until this Security has been delivered to the
Fiscal Agent for cancellation, or monies sufficient to pay the full principal of and interest remaining unpaid on this Security have been made available for payment and either paid or returned to the Issuer as provided herein, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York for
the payment of the principal of, interest on and Redemption Amount with respect to the Securities as herein provided.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Security may be executed by the Issuer by manual or facsimile signatures, and such signatures may be executed on separate counterparts.

                  Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Security shall not be valid or obligatory for any purpose.

                                                       4

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

                                                     PHOENIX LIFE INSURANCE COMPANY

                                                     By:   ____________________________________________________
                                                           Name:
                                                           Title:

                                                     By:   ____________________________________________________
                                                           Name:
                                                           Title:

                  This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement.

                                                     THE BANK OF NEW YORK
                                                     as Fiscal Agent

                                                     By:   ____________________________________________________
                                                                          Authorized Signatory

                                                       5

                                                FORM OF REVERSE

                  1.        This Security is one of a duly authorized issue of 7.15% Surplus Notes scheduled to mature on December 15, 2034 of the Issuer (herein called the "Securities" or "Notes"), limited in aggregate principal amount to $175,000,000. The Issuer and The Bank of New York (as "Fiscal Agent") have entered into a
Fiscal Agency Agreement, dated as of December 15, 2004 (such instrument, as it may be duly amended from time to time, is herein called the "Fiscal Agency Agreement"), which provides for the mechanism for issuing the
Securities and, inter alia, sets forth certain duties of the Fiscal Agent in connection therewith. As used herein, the term "Fiscal Agent" includes any successor fiscal agent under the Fiscal Agency Agreement. Copies of the Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the
Fiscal Agent in the Borough of Manhattan, The City of New York. Holders of Securities are referred to the
Fiscal Agency Agreement for a statement of the terms thereof, including those relating to transfer, payment, exchanges and certain other matters, to all of which terms the Securities are subject. The Fiscal Agent or any
Paying Agent shall also act as Transfer Agent and Securities registrar. Terms used herein which are defined in the Fiscal Agency Agreement but not otherwise defined herein shall have the meanings assigned to such terms in the Fiscal Agency Agreement.

                  The Securities are direct and unsecured obligations of the Issuer and, subject to the payment restrictions contained in paragraphs 5 and 11 hereof (the "Payment Restrictions"), are scheduled to mature on
December 15, 2034. Section 1307 provides that the Securities are not part of the legal liabilities of the
Issuer and are not a basis of any set-off against the Issuer.

                  The date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer shall also be deemed to be the Scheduled
Maturity Date.

                  2.        The Securities are issuable only in fully registered form without coupons. The
Securities and beneficial interests in Global Securities shall be issuable: (i) in the case of Securities offered and sold to the Initial Purchasers and subsequently transferred in reliance on Rule 144A, in minimum denominations of $10,000 and any amount in excess thereof that is an integral multiple of $1,000; (ii) in the case of Securities offered and sold to the Initial Purchasers and subsequently transferred in reliance on
Regulation S, in minimum denominations of $10,000 and any amount in excess thereof that is an integral multiple of $1,000; and (iii) in the case of Securities offered and sold to the Initial Purchasers and subsequently transferred to Accredited Investors, in minimum denominations of $100,000 and any amount in excess thereof that is an integral multiple of $1,000.

                  3.        The Issuer shall maintain, in the Borough of Manhattan, The City of New York, a
Transfer Agent where Securities may be registered or surrendered for registration of transfer or exchange. The
Issuer has initially appointed the corporate trust office of the Fiscal Agent as its Transfer Agent in the
Borough of Manhattan, The City of New York. The Issuer shall cause each Transfer Agent to act as a Securities registrar and shall cause to be kept at the office of each Transfer Agent a register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and registration of transfers of Securities. The Issuer reserves the right to vary or terminate the appointment of any

                                                       6

Transfer Agent or to appoint additional or other Transfer Agents or to approve any change in the office through which any Transfer Agent acts; provided, that there shall at all times be a Transfer Agent in the
Borough of Manhattan, The City of New York. The Issuer shall cause notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent shall act to be provided to holders of Securities.

                  Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, the transfer of a Security is registrable on the aforementioned register upon surrender of such Security at any Transfer
Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by, the registered holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

                  Subject to the restrictions set forth herein and in the Fiscal Agency Agreement, at the option of the registered holder upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and aggregate principal amount upon surrender of the Securities to be exchanged at the office of any Transfer Agent. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities which the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange shall be effected upon the Issuer being satisfied with the documents of title and identity of the person making the request and subject to the restrictions set forth in the immediately following paragraph and such reasonable regulations as the Issuer may from time to time agree with the Fiscal Agent.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the
Securities surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith and any other amounts, if any, required to be paid by the provisions of the Securities in connection with a transfer or exchange thereof.

                  Prior to due presentment of this Security for registration of transfer, the Issuer, the
Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

                  4.        (a) Subject to the Payment Restrictions, including the prior approval of the
Superintendent pursuant to Section 1307, the Securities are subject to redemption, as a whole or in part, at the option of the Issuer at any time and from time to time, at a redemption price equal to the greater of (i)
100% of the principal amount of the Securities to be redeemed and (ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the

                                                       7

remaining scheduled payments of principal and interest on the Securities to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate
(as defined below), plus 35 basis points (the greater of (i) and (ii), the "Redemption Amount"), plus, in either case (i) or (ii), accrued interest on the Securities to be redeemed to, but not including, the date of redemption.

                  (i)       "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity, as determined by the Quotation Agent, of the
Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

                  (ii)      "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

                  (iii)     "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of these Reference Treasury Dealer Quotations, or (ii) if the Issuer obtains fewer than three Reference
Treasury Dealer Quotations, the average of all such Quotations, in either case (i) or (ii) as determined by the
Issuer.

                  (iv)      "Quotation Agent" means Goldman, Sachs & Co. (or its successor) or any successor Quotation Agent appointed by the Issuer from time to time.

                  (v)       Reference Treasury Dealer" means: (i) Goldman, Sachs & Co. (or its successor)
and one or more other Primary Treasury Dealers (as defined in this paragraph) appointed by the Issuer;
provided, however, that if Goldman, Sachs & Co. (or its successor) or any other selected Primary Treasury
Dealer shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury
Dealer"), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary
Treasury Dealer selected by the Issuer.

                  (vi)      "Reference Treasury Dealer Quotations" means, with respect to each Reference
Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by that Reference Treasury Dealer at 5:00 p.m. on the third Business Day before that redemption date.

                  (b)       Notice of any redemption pursuant to paragraph 4(a) hereof will be given to holders of the Securities as set forth below. Any determination that is contemplated in paragraph 4(a) hereof to be made by the Quotation Agent or the Issuer may be made by such person in its sole discretion and, when made by such person, shall be final and binding on the Issuer, holders of the Securities and all other persons absent manifest error. Interest installments

                                                       8

due on this Security on or prior to a redemption date will be payable to the holder of this Security of record at the close of business on the relevant record date, all as provided in the Fiscal Agency Agreement.

                  (c)       In the case of any partial redemption of the Securities, the Securities to be redeemed shall be selected by the Fiscal Agent not less than 30 days prior to the date of such redemption, from the outstanding Securities not previously called for redemption, by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or a multiple thereof) of the principal of Securities of denomination larger than $1,000; provided, that if at the time of redemption such Securities are registered as a Global Security, the Depositary for such Global Security shall determine, in accordance with its procedures, the principal amount of such Securities to be redeemed held by each holder of a beneficial interest in such Global Security. The Fiscal Agent shall notify the Issuer promptly of the Securities or portion thereof to be redeemed.

                  (d)       Notices to redeem Securities shall be given to holders of Securities in writing mailed, first-class postage prepaid, to each holder of registered Securities, or portions thereof, so to be redeemed, at his address as it appears in the securities register. Such notice will be given once not more than
60 days nor less than 30 days prior to the date fixed for redemption. If by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to give notice to the holders of
Securities in the manner prescribed herein, then such notification in lieu thereof as shall be made by the
Issuer or by the Fiscal Agent on behalf of and at the instruction of the Issuer shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the mailed notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Note shall affect the sufficiency of any notice with respect to other Securities. Notices to redeem Securities shall specify the date fixed for redemption, the Redemption
Amount, the place or places of payment, that payment will be made upon presentation and surrender of the
Securities to be redeemed (or portion thereof in the case of a partial redemption), that interest accrued to the date fixed for redemption (unless the date of redemption is a Scheduled Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue if the
Securities are so redeemed. In addition, in the case of a partial redemption, such notice shall specify the
Securities called for redemption and the aggregate principal amount of the Securities to remain outstanding after the redemption.

                  (e)       If notice of redemption has been given in the manner set forth in paragraph 4(d)
hereof, the Securities so to be redeemed shall be payable in full on the date specified in such notice and upon presentation and surrender of the Securities at the place or places specified in such notice, the Securities shall be paid and redeemed by the Issuer at the places and in the manner and currency herein specified and at the Redemption Amount together with accrued interest (unless the redemption date is a Scheduled Interest
Payment Date) to, but not including, the redemption date. From and after the redemption date, if monies for the redemption of Securities called for redemption shall have been made available at the Corporate Trust Office of the Fiscal Agent for redemption on the redemption date, the Securities called for redemption shall cease to bear interest, and the only right of the holders with respect to such Securities or portion thereof being redeemed shall be to receive payment of the Redemption

                                                       9

Amount together with accrued interest (unless the redemption date is a Scheduled Interest Payment Date) to the redemption date as aforesaid. If monies for the redemption of the Securities are not made available for payment until after the redemption date, the Securities called for redemption shall not cease to bear interest until such monies have been so made available.

                  (f)       Any Security that is to be redeemed only in part shall be surrendered with, if the
Issuer or the Fiscal Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the holder thereof or his attorney duly authorized in writing, and the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver to the holder of such Security without service charge, a new registered Security or Securities, of any authorized denomination as requested by such holder, and as permitted by Section 1(d) of the Fiscal Agency Agreement, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  5.        (a) Notwithstanding anything to the contrary set forth herein or in the Fiscal
Agency Agreement, any payment of principal of, interest on or Redemption Amount or any other monies owing with respect to this Security, whether at the Scheduled Interest Payment Date or Scheduled Maturity Date specified herein, on the redemption date or otherwise, may be made only (i) out of the free and divisible surplus of the
Issuer which the Superintendent determines to be available for such payments under Section 1307 and (ii) with the prior approval of the Superintendent whenever, in his judgment, the financial condition of the Issuer warrants such payment, in accordance with Section 1307. If the Superintendent does not approve the making of any payment of principal of or interest on this Security on the Scheduled Interest Payment Date or Scheduled
Maturity Date thereof, as specified herein, the Scheduled Interest Payment Date or Scheduled Maturity Date, as
the case may be, shall be extended and such payment shall be made by the Issuer on the next following Business
Day on which the Issuer shall have the approval of the Superintendent to make such payment. Interest will continue to accrue on any such unpaid principal through the actual date of payment at the rate of interest stated on the face hereof. Interest will not accrue on interest with respect to which the Scheduled Interest
Payment Date has been extended, during the period of such extension. If the Superintendent approves a payment of principal of or interest on the Securities in an amount that is less than the full amount of principal of and interest on the Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

                  (b)       Any payment of principal of or interest on any Security as to which the approval of the Superintendent has been obtained and which is not punctually paid or duly provided for on the Scheduled
Interest Payment Date or Scheduled Maturity Date thereof, as set forth herein (such payment being referred to as an "Unpaid Amount"), will forthwith cease to be payable to the registered owner of this Security on the relevant record date designated herein, and such Unpaid Amount will instead be payable to the registered owner of this Security on a subsequent special record date. The Issuer shall fix the special record date and payment date for the payment of any Unpaid Amount. At least 15 days before the special record date, the Issuer shall mail to each holder of the Securities and the Fiscal Agent a notice that states the special record date, payment date and amount of interest or principal to be paid. On the payment date

                                                      10

set forth in such notice, the Paying Agent shall pay the amount of interest or principal to be so paid to each holder of the Securities in the manner set forth in Section 4(a) of the Fiscal Agency Agreement.

                  6.        (a) For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the
Issuer shall provide, subject to the Payment Restrictions, to the Fiscal Agent in immediately available funds on or prior to 10:00 a.m., New York time, of each date on which a payment of principal of, interest on or
Redemption Amount with respect to this Security is payable, as set forth herein, such amounts as are necessary
(with any amounts then held by the Fiscal Agent and available for the purpose) to make such payment, and the
Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of, interest on and Redemption Amount with respect to, as the case may be, this
Security as set forth herein and in the Fiscal Agency Agreement. Payments of interest on this Security may be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the Scheduled Interest Payment Date of such payment to the person entitled thereto at such person's address appearing on the aforementioned register. Any permitted payment of principal of this Security may be made by check. Notwithstanding the foregoing, permitted payments of principal of, interest on or Redemption
Amount with respect to this Security may be made, in the case of a registered holder of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank in the United States if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date on which such payment is scheduled to be made, of such election and of the account to which payment is to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder.
The Issuer shall pay any reasonable administrative costs in connection with making any such payments. The
Fiscal Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of Section 2 of the Fiscal Agency Agreement for the payment from funds so paid by the Issuer of the principal of, interest on and Redemption Amount with respect to this Security. Any monies held by the Fiscal Agent for the payment of the principal of, interest on or Redemption Amount with respect to any of the Securities remaining unclaimed for two years after such principal, interest or Redemption Amount has become payable in accordance with the Payment Restrictions (whether at the Scheduled Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer upon written request and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of, interest on and Redemption Amount with respect to this Security, subject to the Payment Restrictions.

                  (b)       In any case where the Scheduled Interest Payment Date, Scheduled Maturity Date or
redemption date of any Security shall be at any place of payment a day on which banking institutions are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close, then payment of principal of, interest on or Redemption Amount with respect to any Security need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions in the applicable jurisdiction are generally authorized or obligated by law or

                                                      11

executive order to close (a "Business Day"), with the same force and effect as if made on the Scheduled
Interest Payment Date, Scheduled Maturity Date or redemption date thereof, and no interest shall accrue for the period of such delay.

                  7.        The Issuer shall pay all stamp and other duties, if any, which may be imposed by the United States of America or any governmental entity or any political subdivision thereof or taxing authority of or in the foregoing with respect to the Fiscal Agency Agreement or the initial issuance of this
Security. Except as otherwise specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, duty, assessment or other governmental charge of whatever nature imposed or levied by any government or any political subdivision or taxing authority thereof or therein.

                  8.        For so long as any of the Securities remain outstanding or any amount remains unpaid on any of the Securities:

                  (a)       Except with respect to transactions covered by paragraph 9 hereof, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights (charter and statutory) and franchise; provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the Issuer has used its best efforts to not disadvantage in any material respect the holders of the Securities, or that not preserving such right or franchise is in the best interest of the policyholders of the Issuer having considered the interests of the holders of the Securities.

                  (b)       The Issuer will not be or become an open end investment company, unit investment trust or face amount certificate company that is or is required to be registered under Section 8 of the
Investment Company Act of 1940, as amended (the "Investment Company Act"), if such action would cause the
Issuer to be in violation of the Investment Company Act at any time prior to payment in full of the Securities.

                  (c)       The Issuer shall use its best efforts to obtain the approval of the Superintendent in accordance with Section 1307 for the payment by the Issuer of principal of and interest on the Securities on the Scheduled Interest Payment Dates or Scheduled Maturity Date thereof, and, in the event any such approval has not been obtained for any such payment at or prior to the Scheduled Interest Payment Date or Scheduled
Maturity Date thereof, as the case may be, to continue to use its best efforts to obtain such approval promptly thereafter. Not less than 45 days prior to the Scheduled Interest Payment Date or Scheduled Maturity Date
thereof (excluding any such Scheduled Maturity Date that arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer), the
Issuer will seek the approval of the Superintendent to make each payment of principal of and interest on the
Securities. In addition, the Issuer shall notify or cause to be notified the Fiscal Agent no later than 5
Business Days (as defined herein), and the Fiscal Agent will notify each holder, prior to the Scheduled
Interest Payment Date for interest on or the Scheduled Maturity Date for principal of any Security (excluding any such Scheduled Maturity Date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer) in the event that the

                                                      12

Superintendent has not then approved the making of any such payment on such Scheduled Interest Payment Date or such Scheduled Maturity Date, and thereafter shall promptly notify the Fiscal Agent, and the Fiscal Agent will notify each holder, in the event that the Issuer shall have failed to make any such payment on any such
Scheduled Interest Payment Date or such Scheduled Maturity Date. Without limiting the Issuer's obligations set forth in this paragraph, it is understood that, to the extent authorized by the Issuer's Board of Directors, the Issuer may continue to declare and pay dividends to its stockholders and to declare policyowner dividends and to make dividend payments on its participating policies, in each case even though payments on the
Securities may not have been approved by the Superintendent, regardless of the effect any such declaration or payment may have on the Superintendent's decision regarding payment of principal of, interest on or Redemption
Amount with respect to the Securities.

                  9.        For so long as any of the Securities remain outstanding or any amounts remain unpaid on any of the Securities, the Issuer may convert itself in any legal manner from a stock life insurance company into a mutual life insurance company, merge or consolidate with or into any other corporation or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any person, firm or corporation, if (i)(A) in the case of a conversion, merger or consolidation, the Issuer is the surviving corporation or (B) in the case of a conversion, merger or consolidation where the Issuer is not the surviving corporation and in the case of any such sale, conveyance, transfer or other disposition, the successor corporation is a corporation organized and existing under the laws of the United States or a State thereof and such corporation expressly assumes by supplemental fiscal agency agreement all the obligations of the Issuer under the Securities and the Fiscal Agency Agreement, (ii) at the time of any such conversion, merger or consolidation, or such sale, conveyance, transfer or other disposition, the Issuer shall not have failed to make payment of principal of, interest on or Redemption Amount with respect to the Securities after having received the Superintendent's prior approval to make such payment and, in the case of any payment of the
Redemption Amount, the Issuer has given notice of redemption pursuant to paragraph 4(a) hereof and (iii) the
Issuer has delivered to the Fiscal Agent an Officer's Certificate stating that such conversion, merger, consolidation, sale, conveyance, transfer or other disposition complies with this paragraph and that all conditions precedent herein provided for relating to such transaction have been complied with. In the event of the assumption by a successor corporation of the obligations of the Issuer as provided in clause (i)(B) of the immediately preceding sentence, such successor corporation shall succeed to and be substituted for the Issuer hereunder and under the Fiscal Agency Agreement and all such obligations of the Issuer shall terminate.

                  10.       No "employee benefit plan" within the meaning of Section 3(3) of the Employee
Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to Title I of ERISA, or "plan"
within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), as to which the Issuer or any of its affiliates is a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of Section 4975(e)(2) of the Code (each a "Plan"), and no person using the assets of any such Plan, may acquire this Security, unless the acquisition and continued holding of the Security is exempt under one or more of Prohibited Transaction Class Exemptions ("PTCE") 84-14, 90-1,
91-38, 95-60 or 96-23 issued by the United States Department of Labor ("DOL") or another applicable prohibited transaction exemption issued by the DOL. The purchase by any person of this Security shall constitute a representation by such person to the Issuer and the Fiscal Agent

                                                      13

that such person either (i) is not a Plan or a person using the assets of any Plan or (ii) is a Plan or is a person using the assets of a Plan to purchase this Security and such Plan is (x) a "Qualified Institutional
Buyer" as defined in Section 144A of the Act and (y) may acquire and hold this Security under PTCE 84-14, 90-1,
91-38, 95-60 or 96-23 or another applicable prohibited transaction exemption issued by the DOL. The restrictions on purchases (and continued holding) of the Securities set forth in this paragraph 10 are in addition to those otherwise set forth in Section 6 of the Fiscal Agency Agreement and under applicable law.

                  11.       (a) The Issuer agrees, and each Security holder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this paragraph, to the prior payment in full of all Indebtedness, Policy Claims and Other
Creditor Claims (each as hereinafter defined), in accordance with Section 7435 of the New York Insurance Law
(together with any successor provision, and as may be hereafter amended from time to time, "Section 7435").

                  (b)       Upon any distribution to creditors of the Issuer in any rehabilitation, liquidation, conservation, dissolution or reorganization proceeding relating to the Issuer or its property, the priority of claims of Security holders shall be determined in accordance with Section 7435. In a proceeding commenced under Article 74 of the New York Insurance Law, claims for principal of, interest on or Redemption
Amount with respect to the Securities constitute Class 7 claims under Section 7435, as currently in effect. If the Superintendent approves a payment of principal of, interest on or Redemption Amount with respect to the
Securities in an amount that is less than the full amount of principal of, interest on and Redemption Amount with respect to the Securities then scheduled to be paid in respect of the Securities, payment of such partial amount shall be made pro rata among Security holders as their interests may appear.

                  (c)       If a distribution is made to Security holders that, because of this paragraph, should not have been made to them, the Security holders who receive the distribution shall hold it in trust for holders of Policy Claims, Indebtedness and Other Creditor Claims-and pay it over to them as their interests may appear.

                  (d)       The Issuer shall promptly notify the Fiscal Agent and the Paying Agent of any facts known to the Issuer that would cause a payment of principal of, interest on or Redemption Amount with respect to the Securities to violate this paragraph.

                  (e)       This paragraph defines the relative rights of Security holders, on the one hand, and holders of any other claims, in accordance with Section 7435, on the other hand. Nothing in this Security or the Fiscal Agency Agreement shall: (i) impair, as between the Issuer and Security holders, the obligation of the Issuer which is, subject to the Payment Restrictions, absolute and unconditional to pay principal of and interest on the Securities in accordance with their terms; (ii) affect the relative rights of Security holders and creditors of the Issuer, other than holders of Policy Claims, Indebtedness or Other Creditor Claims; or
(iii) prevent the Fiscal Agent or any Security holder from exercising any available remedies upon a breach by the Issuer of its obligations hereunder, subject to the rights of holders of Policy Claims, Indebtedness or other Creditor Claims to receive distributions otherwise payable to Security holders.

                                                      14

                  (f) No right of any holder of Policy Claims, Indebtedness or Other Creditor Claims to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Issuer or by its failure to comply with the terms of the Fiscal Agency Agreement.

                  (g) Each holder of Securities, by acceptance thereof, authorizes and directs the Fiscal Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this paragraph and appoints the Fiscal Agent its attorney-in-fact for any and all such purposes.

                  As used herein, "Indebtedness" of the Issuer shall mean (i) all existing or future indebtedness of the Issuer for borrowed money, (ii) all existing or future indebtedness for borrowed money of other persons, the payment of which is guaranteed by the Issuer, (iii) all existing or future obligations of the Issuer under any agreement obligating the Issuer to cause another person to maintain a minimum level of net worth, or otherwise to ensure the solvency of such person and (iv) any expense or any claim or amount, to the extent that payment of principal of, interest on and Redemption Amount with respect to the Securities is required by law to be subordinated to the prior payment thereof. Any indebtedness of the Issuer which by its express terms is subordinated in right of payment to, or ranks equally with, the Securities shall not constitute Indebtedness. However, under current law the Issuer cannot issue any indebtedness that by its terms is subordinate to the Securities. In addition, any other surplus notes or similar obligations of the Issuer shall not constitute Indebtedness and will rank pari passu with the Securities.

                  As used herein, "Policy Claims" shall mean all existing or future claims of policyholders or beneficiaries, as the case may be, under any and all existing or future policies, endorsements, riders and other contracts of insurance, annuity contracts, including, without limitation, guaranteed investment contracts, and funding agreements issued, assumed or renewed by the Issuer on or prior to the date hereof or hereafter created, all claims under separate account agreements to the extent such claims are not fully discharged by the assets held by the Issuer in the applicable separate accounts and all claims of The Life
Insurance Company Guaranty Corporation of New York or any other guaranty corporation or association of New York or any other jurisdiction, other than claims described in clause (i) of the definition of "Other Creditor
Claims" below and claims for interest.

                  As used herein, "Other Creditor Claims" shall mean all other claims that, pursuant to Section
7435, have priority over claims with respect to the Securities. Under Section 7435 as currently in effect, such other claims include: (i) claims with respect to the actual and necessary costs and expenses of administration incurred by a liquidator, conservator, rehabilitator or ancillary rehabilitator under Section 7435; (ii) claims with respect to the actual and necessary costs and expenses of administration incurred by The Life Insurance
Guaranty Corporation or The Life Insurance Company Guaranty Corporation of New York; (iii) claims of The Life
Insurance Company Guaranty Corporation for certain funds loaned to the Superintendent under Section 7713(d) of the New York Insurance Law; (iv) debts up to $1,200 due to employees for services performed within one year of the commencement of rehabilitation, liquidation, conservation, dissolution or reorganization proceedings; (v)
claims for payment for goods furnished or services rendered in the ordinary course of business within 90 days of the

                                                      15

declaration of the impairment or insolvency of the Issuer; (vi) claims of the federal or any state or local government (provided that claims for a penalty or forfeiture shall be included only to the extent of pecuniary loss and reasonable costs occasioned by the act giving rise to the forfeiture or penalty); and (vii)
claims of general creditors and all other claims having priority under Section 7435.

                  12.       For so long as any of the Securities remain outstanding or any amount remains unpaid on any of the Securities, the Issuer shall, in accordance with Rule 144A, comply with the terms of the agreements set forth in Section 8 of the Fiscal Agency Agreement. The provisions of Section 8 of the Fiscal
Agency Agreement are hereby incorporated mutatis mutandis herein.

                  13.       In case this Security shall become mutilated, defaced, destroyed, lost or stolen, the Issuer will execute and upon the Issuer's request the Fiscal Agent shall authenticate and deliver a new
Security, having a number not contemporaneously outstanding, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication and bearing interest from the date to which interest has been paid on this Security, in exchange and substitution for this Security (upon surrender and cancellation thereof) or in lieu of and substitution for this Security.
In the case where this Security is destroyed, lost or stolen, the applicant for a substituted Security shall furnish to the Issuer such security or indemnity as may be required by it to save each of it harmless, and, in every case of destruction, loss or theft of this Security, the applicant shall also furnish to the Issuer satisfactory evidence of the destruction, loss or theft of this Security and of the ownership thereof;
provided, however, that if the registered holder hereof is, in the judgment of the Issuer, an institution of recognized responsibility, such holder's written agreement of indemnity shall be deemed to be satisfactory for the issuance of a new Security in lieu of and substitution for this Security. The Fiscal Agent shall authenticate any such substituted Security and deliver the same only upon written request or authorization of the Issuer. Upon the issuance of any substituted Security, the Issuer may require the payment by the registered holder thereof of a sum sufficient to cover fees and expenses connected therewith. In case this Security has matured or is about to mature and shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, subject to the Payment Restrictions, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except if this Security is mutilated or defaced) upon compliance by the registered holder with the provisions of this paragraph 13 as hereinabove set forth.

                  14.       Section 11 of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided and with the consent of the holders of a majority of the principal amount of the outstanding Securities present at a meeting duly called pursuant thereto or by written consent of such percentage of the principal amount of all outstanding Securities, the Issuer and the Fiscal Agent may, with the prior approval of the Superintendent, modify, amend or supplement the Fiscal Agency Agreement or the terms of the Securities or may give consents or waivers or take other actions with respect thereto. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the holder of this Security and on all future holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation thereof is made upon this

                                                      16

Security. The Fiscal Agency Agreement and the terms of the Securities may, with the prior approval of the
Superintendent, be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities, for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of
Securities, or (b) surrendering any right or power conferred upon the Issuer, or (c) securing the Securities pursuant to the requirements hereof, thereof or otherwise, or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein and in the Fiscal Agency Agreement as permitted by the Securities and the Fiscal Agency Agreement, or
(e) modifying the restrictions on, and procedures for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Securities in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Security holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Fiscal Agency Agreement in a manner which does not adversely affect the interest of any Securityholder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Security holder, to all of which each holder of any Security, by acceptance thereof, consents.

                  15.       Holders of Securities may enforce the Fiscal Agency Agreement or the Securities only in the manner set forth below.

                  (a) In the event that any state or federal agency shall obtain an order or grant approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer, the Securities will upon the obtaining of such an order or the granting of such approval immediately mature in full without any action on the part of the Fiscal Agent or any holder of the Securities, with payment thereon being subject to the Payment
Restrictions, and any restrictions imposed as a consequence of, or pursuant to, such proceedings.
Notwithstanding any other provision of this Security or the Fiscal Agency Agreement, in no event shall the
Fiscal Agent or any holder of the Securities be entitled to declare the Securities to immediately mature or otherwise be immediately payable.

                  (b) In the event that the Superintendent approves in whole or in part a payment of any principal of, interest on or Redemption Amount with respect to any Securities and the Issuer fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of the Fiscal Agent or any holder of
Securities. In the event that the Issuer fails to perform any of its other obligations hereunder or under the
Fiscal Agency Agreement, each holder of the Securities may pursue any available remedy to enforce the performance of any provision of such Securities or the Fiscal Agency Agreement; provided, however, that such remedy shall in no event include the right to declare the Securities immediately payable, and shall in no circumstances be inconsistent with the provisions of Section 1307. A delay or omission by any Security holder in exercising any right or remedy accruing as a result of the Issuer's failure to perform its obligations hereunder or under the Fiscal Agency Agreement and the continuation thereof shall not impair such right or remedy or constitute a waiver of or

                                                      17

acquiescence in such non-performance by the Issuer. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.

                  (c)       Notwithstanding any other provision of this Security or the Fiscal Agency
Agreement, the right of any holder of Securities to receive payment of the principal of and interest on such holder's Securities on or after the respective Scheduled Interest Payment Dates or Scheduled Maturity Date
expressed in such Securities, or to bring suit for the enforcement of any such payment on or after such respective Scheduled Interest Payment Dates or Scheduled Maturity Date, in each case subject to such payment on such dates having received the approval of the Superintendent pursuant to the Payment Restrictions, including the approval of the Superintendent pursuant to Section 1307, is absolute and unconditional and shall not be impaired or affected without the consent of the holder.

                  16.       No reference herein to the Fiscal Agency Agreement and no provision of this
Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer, subject to the
Payment Restrictions, to pay the principal of, interest on and Redemption Amount with respect to this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  17.       THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS.

                                                      18

                                                                                                     EXHIBIT D

                                  FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR
                                        TRANSFER OF RESTRICTED SECURITY

                                                      D-1

                                          FORM OF TRANSFER CERTIFICATE
                                          FOR EXCHANGE OR TRANSFER OF
                                         RESTRICTED DEFINITIVE SECURITY
                                 (Transfers and exchanges pursuant to § 6(b)
                                        of the Fiscal Agency Agreement)

The Bank of New York, as Fiscal Agent
101 Barclay Street
Floor 8 West
New York, New York 10286
Attention:   Corporate Trust Trustee
             Administration

               Re:      Phoenix Life Insurance Company 7.15% Surplus
                        Notes scheduled to mature on December 15, 2034 (the "Securities")

               Reference is hereby made to the Fiscal Agency Agreement, dated as of December 15, 2004 (the
"Fiscal Agency Agreement") between Phoenix Life Insurance Company, as Issuer, and The Bank of New York, as
Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal
Agency Agreement.

               This letter relates to $[       ] principal amount of Restricted Definitive Securities held in definitive form by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

               In connection with such request and in respect of such Securities, the Transferor does hereby certify that (check one of the following):

               [ ] (i) such Securities are owned by the Transferor and are being exchanged without transfer, or

               [ ] (ii) such transfer is being effected pursuant to and in accordance with Rule 144A, Rule 144,
Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Act"), or

               [ ] (iii) subject to the prior approval of the Superintendent of Insurance of the State of New
York (the "Superintendent"), such transfer is being made to the Issuer or an Affiliate of the Issuer (within the meaning of the Act),

               I.   if the transfer is being effected pursuant to and in accordance with Rule 144A under the
         Act, that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the
         United States or any other jurisdiction; or

               II.  if the transfer is being effected pursuant to Rule 144, the Securities are being transferred in a transaction in accordance with Rule 144; or

               III. if the transfer is being effected pursuant to Rule 903 or 904:

                    (1)   the offer of the Securities was not made to a person in the United States;

                    (2)   either:

                          (A) at the time the buy order was originated, the transferee was outside the United
                    States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                          (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

                    (3)   no directed selling efforts have been made in contravention of the requirements of
               Rule 903(b) or 904(b) of Regulation S, as applicable; and

                    (4)   the transaction is not part of a plan or scheme to evade the registration requirements of the Act; or

               IV.  if the transfer is being made to the Issuer or an Affiliate of the Issuer (within the meaning of the Act):

                    (1)   such transfer has been approved by the Superintendent; and

                    (2)   such transfer is being made pursuant to an available exemption from registration under the Act.

                                                       2

               This Certificate and the statements contained herein are made for your benefit and the benefit of the Issuer. Terms used in this certificate and not otherwise defined in the Fiscal Agency Agreement have the meanings set forth in Rule 144A, Rule 144 or Regulation S under the Act.

                                            [Insert Name of Transferor]

                                            By:
                                                Name:
                                                Title:

Dated:                 ,

cc:   Phoenix Life Insurance Company